UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified Emerging Markets Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by Portfolio Managers Elizabeth Slover, Michelle Y. Chan, CFA, and Julianne McHugh of The Boston Company, Sub-Investment Adviser; C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of Mellon Capital Management Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 5.05%, Class C shares returned 4.58%, Class I shares returned 5.25%, and Class Y shares returned 5.28%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 6.80% for the same period.2

Emerging market equities gained ground during the reporting period in response to rising commodity prices, favorable currency movements, and improving local economies. The fund underperformed the Index, mainly due to lagging results from the defensively positioned Dreyfus Global Emerging Markets Fund (the “Newton Fund”).

As of March 9, 2017, C. Wesley Boggs and Syed A. Zamil of Mellon Capital Management Corporation became portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the “TBCAM Strategy”) and Mellon Capital Management Corporation (the “Mellon Capital Strategy”), each an affiliate of Dreyfus, and two affiliated underlying funds, the Newton Fund, which is sub-advised by Newton Investment Management (North America) Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Equity Fund (the “Mellon Capital Fund”), which is sub-advised by Mellon Capital Management Corporation.

Improved Economic Outlook Bolstered Emerging Markets

Early in the reporting period, uncertainties regarding the impact of the upcoming U.S. presidential election on global trade and prospects of tightening U.S. dollar liquidity led to a broad pullback in emerging market stocks. After the unexpected outcome of the election in November, concerns over changes to U.S. trade policy by a new presidential administration continued to take a toll on stock markets in Mexico and China. However, many other emerging markets responded positively to rebounding energy and commodity prices, and a

3

DISCUSSION OF FUND PERFORMANCE (continued)

general market rally persisted through the reporting period’s end. Weakness in the U.S. dollar during the opening months of 2017 further bolstered gains for emerging markets equities.

The energy and materials sectors led the Index’s advance due to rising demand and the recovery in commodity prices. In contrast, traditionally defensive consumer staples stocks fell out of favor when investors focused on more growth-oriented investments, and health care stocks struggled with highly publicized concerns regarding high drug prices.

Fund Participated in Market’s Gains

While the fund participated in most of the Index’s gains over the reporting period, relative results were dampened by the Newton Fund, where a relatively defensive investment posture limited participation in the benefits of a constructive market environment. Disappointing security selections in the financials and industrials sectors proved particularly counterproductive, as did overweighted exposure to health care stocks. Weakness in these areas was partly offset by relatively strong security selections in the consumer discretionary and consumer staples sectors.

The TBCAM Strategy produced results that were roughly in line with the Index, as favorable security selections among materials producers in India and Brazil were balanced by weaker returns from South Korean technology companies, a property finance company in Turkey, and a telecommunication services provider in Indonesia.

The fund’s quantitative strategies achieved attractive results compared to the Index. The Mellon Capital Strategy, which employs a composite alpha ranking process, produced especially strong returns in the information technology and materials sectors. From a country perspective, the strategy fared particularly well in India and Hong Kong. The Mellon Capital Fund’s strategic beta process added considerable value through strong stock selections across most market sectors, overweighted exposure to the energy and information technology sectors, a relatively heavy position in Brazil, and modestly underweighted exposure to China.

Positioned for Global Growth

We have seen evidence of economic improvement in most emerging markets, including more robust global demand for natural resources. Moreover, weaker currency values compared to the U.S. dollar appear likely to benefit exporters, and we continue to expect pro-growth fiscal policies in the United States to lend further support to global economic

4

conditions. While each of the fund’s four underlying strategies employs its own distinctive approach to investing in emerging-market equities, all report that they have continued to find opportunities that meet their investment criteria.

April 17, 2017

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser or underlying fund will achieve its particular investment objective.

Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc .— The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.34	$11.32	$4.76	$4.25
Ending value (after expenses)	$1,050.50	$1,045.80	$1,052.50	$1,052.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.24	$11.15	$4.68	$4.18
Ending value (after expenses)	$1,018.75	$1,013.86	$1,020.29	$1,020.79

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 2.22% for Class C, .93% for Class I and .83% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2017 (Unaudited)

Common Stocks - 52.6%	Shares		Value ($)
Brazil - 2.1%
Banco Bradesco	31,500		322,486
BR Malls Participacoes	3,770	[a]	17,449
CCR	24,200		139,529
Cia de Saneamento Basico do Estado de Sao Paulo	50,700		527,794
Cosan Industria e Comercio	16,800		208,538
EcoRodovias Infraestrutura e Logistrica	193,300		558,178
EDP - Energias do Brasil	71,400		318,159
Fibria Celulose	3,500		32,277
Petroleo Brasileiro, ADR	86,487	[a]	797,410
Petroleo Brasileiro, ADR	19,009	[a]	184,197
Qualicorp	41,500		273,741
			3,379,758
Canada - .2%
Gran Tierra Energy	116,127	[a,b]	306,575
Chile - .8%
Empresa Nacional de Telecomunicaciones	33,486	[a]	405,953
Enel Generacion Chile	445,800		334,805
Itau CorpBanca	58,330,239		534,795
			1,275,553
China - 13.1%
Alibaba Group Holding, ADR	25,209	[a]	2,718,286
Anhui Conch Cement, Cl. H	152,500		518,047
ANTA Sports Products	109,000		301,551
Baidu, ADR	950	[a]	163,894
Bank of China, Cl. H	3,067,000		1,523,338
Beijing Capital International Airport, Cl. H	192,000		229,763
China Communications Services, Cl. H	326,000		213,516
China Construction Bank, Cl. H	1,678,000		1,349,482
China Evergrande Group	44,000		40,764
China Huarong Asset Management, Cl. H	877,000	[a,c]	358,857
China Life Insurance, Cl. H	165,000		506,369
China Lodging Group, ADR	11,678	[a]	724,620
China Medical System Holdings	101,000		179,088
China Petroleum & Chemical, Cl. H	198,000		160,510
China Southern Airlines, Cl. H	352,000		243,680
China Vanke, Cl. H	11,700		31,616
Chongqing Rural Commercial Bank, Cl. H	535,000		361,417

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 52.6% (continued)	Shares	Value ($)
China - 13.1% (continued)
Country Garden Holdings	30,000	26,983
Geely Automobile Holdings	275,000	421,090
Great Wall Motor, Cl. H	347,500	395,725
Huaneng Renewables, Cl. H	832,000	287,986
Industrial & Commercial Bank of China, Cl. H	599,000	391,549
Jiangsu Expressway, Cl. H	216,000	310,180
Longfor Properties	7,500	12,334
People's Insurance Company Group of China, Cl. H	812,000	336,440
PetroChina, Cl. H	906,000	663,339
PICC Property & Casualty, Cl. H	206,000	317,555
Ping An Insurance Group Company of China, Cl. H	203,000	1,136,267
Shanghai Pharmaceuticals Holding, Cl. H	267,500	700,460
Sino-Ocean Group Holding	23,500	11,037
Sinopec Shanghai Petrochemical, Cl. H	586,000	324,990
Sinopharm Group, Cl. H	73,600	341,412
Sinotrans, Cl. H	616,000	287,728
Sunny Optical Technology Group	65,000	475,069
Tencent Holdings	143,000	4,099,646
Weichai Power, Cl. H	233,000	411,344
		20,575,932
Hong Kong - 1.2%
China Everbright International	280,000	376,864
China Mobile	111,000	1,214,765
China Overseas Land & Investment	30,000	85,698
China Resources Land	20,000	54,044
Haier Electronics Group	48,000	109,940
Shanghai Industrial Holdings	20,000	58,805
Shimao Property Holdings	10,500	16,672
		1,916,788
Hungary - .5%
OTP Bank	3,300	92,319
Richter Gedeon	31,434	713,890
		806,209
India - 4.2%
Axis Bank	52,850	397,783
Bajaj Finance	21,000	375,042
Bharat Petroleum	19,872	198,873
Bharti Infratel	39,500	197,631
Hero MotoCorp	4,300	213,358

8

Common Stocks - 52.6% (continued)	Shares		Value ($)
India - 4.2% (continued)
Hindustan Petroleum	31,000		249,267
ICICI Bank	72,797		310,370
Infosys	8,020		126,256
ITC	116,439		502,623
Mahindra & Mahindra	17,368		344,204
Power Finance	136,686		307,115
Reliance Industries	30,622		607,800
Tata Consultancy Services	7,975		298,628
Tata Motors	65,057		464,674
Tata Power	198,400		268,851
UPL	65,687		735,318
Vedanta	254,927		1,001,834
			6,599,627
Indonesia - 1.2%
Bank Negara Indonesia	597,600		290,380
Bank Rakyat Indonesia	1,027,800		1,000,766
Bumi Serpong Damai	2,183,400		308,860
Telekomunikasi Indonesia	396,600		122,919
United Tractors	80,000		159,093
			1,882,018
Malaysia - .3%
AirAsia	89,200		63,290
Astro Malaysia Holdings	75,100		46,497
DiGi.Com	52,300		60,626
Public Bank	37,200		167,276
Tenaga Nasional	53,800		166,792
			504,481
Mexico - 1.8%
Alfa, Cl. A	27,900		40,757
Arca Continental	96,000		666,587
Fibra Uno Administracion	13,100		22,397
Gruma, Cl. B	28,570		403,716
Grupo Financiero Inbursa, Cl. O	184,400		305,327
Grupo Financiero Interacciones, Cl. O	106,900		496,751
OHL Mexico	113,100		159,843
Promotora y Operadora de Infraestructura	27,695	[a]	299,017
Wal-Mart de Mexico	156,600		361,341
			2,755,736

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 52.6% (continued)	Shares		Value ($)
Panama - .3%
Copa Holdings, Cl. A	4,413		495,359
Philippines - .5%
Ayala Land	43,100		28,390
Globe Telecom	2,295		92,944
Metropolitan Bank & Trust	336,060		535,821
SM Investments	2,500		34,728
SM Prime Holdings	46,300		26,114
			717,997
Poland - 1.0%
KGHM Polska Miedz	9,184		268,176
Polski Koncern Naftowy ORLEN	6,409		161,611
Polskie Gornictwo Naftowe i Gazownictwo	237,986		355,266
Powszechna Kasa Oszczednosci Bank Polski	41,639	[a]	336,623
Powszechny Zaklad Ubezpieczen	55,624		488,114
			1,609,790
Qatar - .2%
Ooredoo	12,843		340,730
Qatar National Bank	814		32,662
			373,392
Russia - 2.0%
Gazprom, ADR	46,113		206,125
Lenta, GDR	39,773	[a,c]	270,456
Lukoil, ADR	4,647		246,105
MMC Norilsk Nickel, ADR	4,700		73,884
Rosneft Oil Co., GDR	88,349		502,706
Sberbank of Russia, ADR	116,389		1,343,129
Sistema, GDR	6,159		55,123
Surgutneftegas, ADR	12,760		65,331
Tatneft, ADR	7,450		274,533
Yandex, Cl. A	5,530	[a]	121,273
			3,158,665
South Africa - 2.5%
AngloGold Ashanti, ADR	24,917		268,356
Barclays Africa Group	67,457		701,457
Barloworld	42,816		380,729
Clicks Group	38,897		371,393
Growthpoint Properties	17,287		33,372
Investec	12,200		83,169
Mondi	5,400		129,008

10

Common Stocks - 52.6% (continued)	Shares	Value ($)
South Africa - 2.5% (continued)
Naspers, Cl. N	1,700	293,338
Redefine Properties	20,861	17,120
Resilient REIT	2,384	20,709
Sappi	48,500	329,437
SPAR Group	7,004	90,973
Standard Bank Group	14,200	152,148
Steinhoff International Holdings	27,620	132,107
Telkom	53,573	299,605
Tsogo Sun Holdings	127,200	262,056
Woolworths Holdings	73,579	383,409
		3,948,386
South Korea - 8.8%
BGF retail	1,828	171,636
CJ	850	132,254
Coway	4,898	421,343
DGB Financial Group	17,200	166,878
Dongbu Insurance	1,700	97,291
E-MART	1,684	309,454
GS Holdings	5,100	269,525
Hana Financial Group	12,869	425,207
Hankook Tire	14,735	718,106
Hanwha	7,400	237,557
Hyosung	1,883	228,156
Hyundai Development Co-Engineering & Construction	2,025	73,608
Hyundai Mobis	2,748	590,981
KB Financial Group	6,120	268,157
KT	3,396	96,872
KT&G	8,133	709,083
KT, ADR	20,908	351,882
LG Electronics	2,200	133,578
LG Household & Health Care	434	314,740
LG Uplus	6,800	86,953
Lotte Chemical	1,006	333,294
POSCO	2,164	563,108
Samsung Card	8,215	287,962
Samsung Electronics	2,452	4,516,784
Samsung Fire & Marine Insurance	1,405	336,708
Shinhan Financial Group	15,639	651,683
SK Holdings	890	193,790

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 52.6% (continued)	Shares	Value ($)
South Korea - 8.8% (continued)
SK Hynix	12,373	558,738
SK Telecom	890	200,554
Woori Bank	28,600	332,469
		13,778,351
Taiwan - 6.5%
Advanced Semiconductor Engineering	410,430	524,155
Airtac International Group	47,000	462,371
Catcher Technology	72,000	711,873
Cathay Financial Holding	231,000	370,757
Chailease Holding	44,000	102,813
CTBC Financial Holding	706,000	436,269
First Financial Holding	490,905	299,308
Formosa Chemicals & Fibre	72,000	224,003
Hon Hai Precision Industry	253,250	759,520
Hua Nan Financial Holdings	636,000	355,284
Lite-On Technology	141,000	243,035
Micro-Star International	136,000	316,441
Phison Electronics	18,000	161,654
Powertech Technology	328,000	954,516
Realtek Semiconductor	144,000	514,921
Taiwan Mobile	23,000	84,518
Taiwan Semiconductor Manufacturing	583,600	3,635,178
Uni-President Enterprises	70,000	131,268
		10,287,884
Thailand - 1.0%
Glow Energy	75,900	182,226
Indorama Ventures	219,100	224,759
PTT, NVDR	7,800	87,846
Siam Cement	13,050	205,078
Siam Commercial Bank	91,900	435,932
Thai Beverage	579,900	389,682
		1,525,523
Turkey - 1.3%
Arcelik	22,830	142,340
Emlak Konut Gayrimenkul Yatirim Ortakligi	285,375	227,706
Enka Insaat ve Sanayi	230,481	386,835
Ford Otomotiv Sanayi	30,300	296,793
TAV Havalimananlari Holding	49,300	196,552
Tupras Turkiye Petrol Rafinerileri	14,658	363,783

12

Common Stocks - 52.6% (continued)	Shares		Value ($)
Turkey - 1.3% (continued)
Turkiye Garanti Bankasi	146,735		357,708
			1,971,717
United Arab Emirates - .6%
Abu Dhabi Commercial Bank	74,771		138,431
Dubai Islamic Bank	99,747		152,082
Emaar Properties	291,583		579,530
			870,043
United States - 2.5%
iShares MSCI Chile Capped ETF	24,768		1,078,894
iShares MSCI Emerging Markets ETF	12,345		486,270
iShares MSCI Malaysia ETF	49,923		1,521,653
iShares MSCI Philippines ETF	26,959		920,919
			4,007,736
Total Common Stocks (cost $70,186,786)			82,747,520
Preferred Stocks - 2.3%
Brazil - 2.1%
Banco Bradesco	53,712		555,547
Banco do Estado do Rio Grande do Sul, Cl. B	70,600		340,980
Cia Energetica de Minas Gerais	175,400		578,205
Cia Paranaense de Energia	38,200		399,498
Itau Unibanco Holding	55,429		671,040
Vale	89,300		804,687
			3,349,957
Colombia - .1%
Grupo Aval Acciones y Valores	130,123		52,955
South Korea - .1%
Samsung Electronics	69		98,906
Taiwan - .0%
Cathay Financial Holding	22,923	[a]	46,764
Total Preferred Stocks (cost $2,497,781)			3,548,582
Registered Investment Companies - 43.4%
United States - 43.4%
Dreyfus Global Emerging Markets Fund, Cl. Y	3,679,584	[d,e]	54,972,978
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	1,096,933	[e]	13,261,923
Total Registered Investment Companies (cost $58,312,408)			68,234,901

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - .0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $83,875)	83,875	[f]	83,875
Total Investments (cost $131,080,850)	98.3%		154,614,878
Cash and Receivables (Net)	1.7%		2,749,502
Net Assets	100.0%		157,364,380

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt
NVDR—Non-Voting Depository Receipt
REIT—Real Estate Investment Trust

aNon-income producing security.
bSecurity, or portion thereof, on loan. At March 31, 2017, the value of the fund’s securities on loan was $80,520 and the value of the collateral held by the fund was $83,875.
cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $629,313 or .4% of net assets.
dThe fund’s investment in the Dreyfus Global Emerging Markets Fund, Cl. Y represents 35.0% of the fund’s net assets. The Dreyfus Global Emerging Markets Fund, Cl. Y seeks to provide long-term capital appreciation.
eInvestment in affiliated mutual fund.
fInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Fund: Foreign	43.4
Financials	16.2
Information Technology	13.3
Consumer Discretionary	4.1
Materials	4.0
Energy	3.9
Industrials	3.7
Consumer Staples	3.0
Telecommunications	2.4
Utilities	1.9
Health Care	1.4
Real Estate	1.0
Money Market Investment	.0
98.3

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation ($)
Purchases:
Credit Suisse International
Turkish Lira,
Expiring
4/3/2017	549,497	150,753	151,191	438
Gross Unrealized Appreciation				438

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $80,520)—Note 1(c):
Unaffiliated issuers	72,684,567	86,296,102
Affiliated issuers	58,396,283	68,318,776
Cash		1,948,652
Cash denominated in foreign currency	953,952	952,786
Receivable for investment securities sold		1,214,101
Dividends and securities lending income receivable		280,360
Receivable for shares of Beneficial Interest subscribed		206,660
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		438
Prepaid expenses		46,258
		159,264,133
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		168,699
Payable for investment securities purchased		1,410,060
Payable for shares of Beneficial Interest redeemed		204,322
Liability for securities on loan—Note 1(c)		83,875
Accrued expenses		32,797
		1,899,753
Net Assets ($)		157,364,380
Composition of Net Assets ($):
Paid-in capital		162,388,311
Accumulated distributions in excess of investment income—net		(69,688)
Accumulated net realized gain (loss) on investments		(28,496,075)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		23,541,832
Net Assets ($)		157,364,380

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,001,155	39,184	1,905,784	154,418,257
Shares Outstanding	47,885	1,974	91,575	7,410,430
Net Asset Value Per Share ($)	20.91	19.85	20.81	20.84

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $67,564 foreign taxes withheld at source):
Unaffiliated issuers	516,526
Affiliated issuers	266,335
Income from securities lending—Note 1(c)	7
Total Income	782,868
Expenses:
Investment advisory fee—Note 3(a)	441,070
Administration fee—Note 3(a)	40,104
Registration fees	34,068
Professional fees	28,231
Custodian fees—Note 3(c)	15,071
Trustees’ fees and expenses—Note 3(d)	5,902
Prospectus and shareholders’ reports	4,050
Shareholder servicing costs—Note 3(c)	3,324
Loan commitment fees—Note 2	2,292
Distribution fees—Note 3(b)	210
Miscellaneous	34,586
Total Expenses	608,908
Less—reduction in expenses due to undertaking—Note 3(a)	(24)
Less—reduction in fees due to earnings credits—Note 3(c)	(515)
Net Expenses	608,369
Investment Income—Net	174,499
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	1,949,126
Affiliated issuers	(46,673)
Net realized gain (loss) on forward foreign currency exchange contracts	(18,320)
Net Realized Gain (Loss)	1,884,133
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	3,478,807
Affiliated issuers	1,912,169
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	438
Net Unrealized Appreciation (Depreciation)	5,391,414
Net Realized and Unrealized Gain (Loss) on Investments	7,275,547
Net Increase in Net Assets Resulting from Operations	7,450,046

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income—net	174,499	612,182
Net realized gain (loss) on investments	1,884,133	(18,430,537)
Net unrealized appreciation (depreciation) on investments	5,391,414	39,348,620
Net Increase (Decrease) in Net Assets Resulting from Operations	7,450,046	21,530,265
Distributions to Shareholders from ($):
Investment income—net:
Class A	(706)	(5,152)
Class I	(6,480)	(5,449)
Class Y	(714,061)	(1,057,347)
Total Distributions	(721,247)	(1,067,948)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	174,798	319,297
Class C	-	23,636
Class I	2,111,185	1,075,725
Class Y	19,536,690	65,099,939
Distributions reinvested:
Class A	706	5,152
Class I	5,849	4,990
Class Y	112,992	170,335
Cost of shares redeemed:
Class A	(176,625)	(676,922)
Class C	(27,319)	(274,249)
Class I	(1,472,006)	(2,949,941)
Class Y	(19,776,375)	(121,057,786)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	489,895	(58,259,824)
Total Increase (Decrease) in Net Assets	7,218,694	(37,797,507)
Net Assets ($):
Beginning of Period	150,145,686	187,943,193
End of Period	157,364,380	150,145,686
Undistributed (distributions in excess of) investment income—net	(69,688)	477,060

18

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	9,087	18,059
Shares issued for distributions reinvested	38	296
Shares redeemed	(8,873)	(37,669)
Net Increase (Decrease) in Shares Outstanding	252	(19,314)
Class C
Shares sold	-	1,450
Shares redeemed	(1,423)	(15,716)
Net Increase (Decrease) in Shares Outstanding	(1,423)	(14,266)
Class Ia
Shares sold	107,118	59,285
Shares issued for distributions reinvested	317	289
Shares redeemed	(76,612)	(164,331)
Net Increase (Decrease) in Shares Outstanding	30,823	(104,757)
Class Ya
Shares sold	999,359	3,702,351
Shares issued for distributions reinvested	6,111	9,840
Shares redeemed	(1,029,186)	(6,966,813)
Net Increase (Decrease) in Shares Outstanding	(23,716)	(3,254,622)

[a]During the period ended March 31, 2017, 104,048 Class Y shares representing $2,053,287 were exchanged for 104,188 Class I shares and during the period ended September 30, 2016, 51,105 Class Y shares representing $928,807 were exchanged for 51,169 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.92	17.23	21.34	20.58	19.78	21.86
Investment Operations:
Investment income (loss)—net[a]	(.02)	.02	.09	.05	.23	.07
Net realized and unrealized gain (loss) on investments	1.03	2.72	(3.88)	.98	.57	2.15
Total from Investment Operations	1.01	2.74	(3.79)	1.03	.80	2.22
Distributions:
Dividends from investment income—net	(.02)	(.08)	(.13)	(.28)	–	(.08)
Dividends from net realized gain on investments	—	—	(.20)	—	—	(4.22)
Total Distributions	(.02)	(.08)	(.33)	(.28)	—	(4.30)
Proceeds from redemption fees—Note 3(e)	.00[b]	.03	.01	.01	—	—
Net asset value, end of period	20.91	19.92	17.23	21.34	20.58	19.78
Total Return (%)[c]	5.05[d]	16.20	(18.00)	5.14	3.99	12.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24[e,f]	1.39[f]	1.42[f]	4.80[f]	6.20	5.55
Ratio of net expenses to average net assets	1.24[e,f]	1.39[f]	1.42[f]	1.60[f]	1.60	2.25
Ratio of net investment income (loss) to average net assets	(.17)[e,f]	.10[f]	.47[f]	.22[f]	1.10	.36
Portfolio Turnover Rate	28.50[d]	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	1,001	949	1,153	209	130	107

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount does not include the expenses of the underlying funds.

See notes to financial statements.

20

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.98	16.50	20.44	19.60	18.98	21.23
Investment Operations:
Investment income (loss)—net[a]	(.11)	(.13)	.04	(.16)	.04	(.14)
Net realized and unrealized gain (loss) on investments	.98	2.58	(3.79)	.99	.58	2.14
Total from Investment Operations	.87	2.45	(3.75)	.83	.62	2.00
Distributions:
Dividends from investment income—net	—	—	—	—	—	(.03)
Dividends from net realized gain on investments	—	—	(.20)	—	—	(4.22)
Total Distributions	—	—	(.20)	—	—	(4.25)
Proceeds from redemption fees—Note 3(e)	.00[b]	.03	.01	.01	—	—
Net asset value, end of period	19.85	18.98	16.50	20.44	19.60	18.98
Total Return (%)[c]	4.58[d]	15.03	(18.44)	4.34	3.21	11.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31[e,f]	2.23[f]	2.08[f]	6.10[f]	6.62	5.79
Ratio of net expenses to average net assets	2.22[e,f]	2.23[f]	2.08[f]	2.35[f]	2.35	3.00
Ratio of net investment income (loss) to average net assets	(1.13)[e,f]	(.74)[f]	.22[f]	(.77)[f]	.22	(.69)
Portfolio Turnover Rate	28.50[d]	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	39	64	291	69	76	91

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount does not include the expenses of the underlying funds.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.86	17.16	21.16	20.45	19.60	21.82
Investment Operations:
Investment income (loss)—net[a]	.02	.02	.16	(.30)	.26	.24
Net realized and unrealized gain (loss) on investments	1.01	2.75	(3.79)	1.34	.59	2.10
Total from Investment Operations	1.03	2.77	(3.63)	1.04	.85	2.34
Distributions:
Dividends from investment income—net	(.08)	(.10)	(.18)	(.34)	—	(.34)
Dividends from net realized gain on investments	—	—	(.20)	—	—	(4.22)
Total Distributions	(.08)	(.10)	(.38)	(.34)	—	(4.56)
Proceeds from redemption fees—Note 3(e)	.00[b]	.03	.01	.01	—	—
Net asset value, end of period	20.81	19.86	17.16	21.16	20.45	19.60
Total Return (%)	5.25[c]	16.45	(17.44)	5.32	4.23	13.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d,e]	1.11[e]	.99[e]	3.57[e]	5.39	4.66
Ratio of net expenses to average net assets	.93[d,e]	1.11[e]	.99[e]	1.35[e]	1.35	1.50
Ratio of net investment income (loss) to average net assets	.16[d,e]	.12[e]	.83[e]	(.63)[e]	1.27	1.19
Portfolio Turnover Rate	28.50[c]	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	1,906	1,207	2,840	748	3,359	4,291

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e Amount does not include the expenses of the underlying funds.

See notes to financial statements.

22

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	19.90	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.02	.07	.17	.14
Net realized and unrealized gain (loss) on investments	1.02	2.74	(3.82)	2.02
Total from Investment Operations	1.04	2.81	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.18)	—
Dividends from net realized gain on investments	—	—	(.20)	—
Total Distributions	(.10)	(.12)	(.38)	—
Proceeds from redemption fees—Note 3(e)	.00[c]	.03	.01	.01
Net asset value, end of period	20.84	19.90	17.18	21.20
Total Return (%)	5.28[d]	16.64	(17.44)	11.40[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.83[f]	1.01	.93	1.29[f]
Ratio of net expenses to average net assets[e]	.83[f]	1.01	.93	1.29[f]
Ratio of net investment income to average net assets[e]	.24[f]	.42	.84	1.03[f]
Portfolio Turnover Rate	28.50[d]	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	154,418	147,926	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”) and The Boston Company Asset Management, LLC (“TBCAM”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serve as the fund’s sub-investment advisers.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific

24

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

26

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Foreign Common Stocks†	78,739,784	—	—	78,739,784
Equity Securities - Foreign Preferred Stocks†	3,548,582	—	—	3,548,582
Exchange-Traded Funds	4,007,736	—	—	4,007,736
Registered Investment Companies	68,318,776	—	—	68,318,776
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	438	—	438

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

At September 30, 2016, $74,667,823 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2017, The Bank of New York Mellon earned $2 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

28

Affiliated Investment Company	Value 9/30/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	54,484,482	3,047,470		3,542,942	(83,805)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	—	323,779		239,904	—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	12,259,823	1,006,307		885,735	37,132
Total	66,744,305	4,377,556		4,668,581	(46,673)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 3/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	1,067,773	54,972,978	35.0	17,516
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	—	83,875.0		—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	844,396	13,261,923	8.4	248,819
Total	1,912,169	68,318,776	43.4	266,335

† Includes reinvested dividends/distributions.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $27,601,431 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. The fund has $14,531,369 of short-term capital losses and $13,070,062 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: ordinary income $1,067,948. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

30

of borrowing. During the period ended March 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Dreyfus had contractually agreed, from October 1, 2016 through February 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) did not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. Dreyfus has also contractually agreed, from February 2, 2017 through February 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of the fund (excluding certain expenses as described above) do not exceed 1.30% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $24 during the period ended March 31, 2017.

Pursuant to separate sub-investment advisory agreements between Dreyfus, TBCAM and Mellon Capital, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $40,104 during the period ended March 31, 2017.

During the period ended March 31, 2017, the Distributor retained $395 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2017, Class C shares were charged $210 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

32

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2017, Class A and Class C shares were charged $1,181 and $70, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $1,076 for transfer agency services and $48 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $43.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $15,071 pursuant to the custody agreement. These fees were partially offset by earnings credits of $472.

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $77,876, administration fees $7,080, Distribution Plan fees $25, Shareholder Services Plan fees $224, custodian fees $77,236, Chief Compliance Officer fees $5,777 and transfer agency fees $492, which are

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

offset again an expense reimbursement currently in effect in the amount of $11.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2017, redemption fees charged and retained by the fund amounted to $23,246.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2017, amounted to $41,346,400 and $42,859,264, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral,

34

if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2017:

Average Market Value ($)
Forward contracts	87,881

At March 31, 2017, accumulated net unrealized appreciation on investments was $23,534,028, consisting of $25,123,779 gross unrealized appreciation and $1,589,751 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreements (the “Sub-Investment Advisory Agreements” and, collectively with the Management Agreement, the “Agreements”), with each of The Boston Company Asset Management LLC (“TBCAM”) and Mellon Capital Management Corporation (“Mellon Capital,” and, together with TBCAM, the “Subadvisers”) pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of a portion of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

A representative of Dreyfus reminded the Board that the fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by TBCAM and Mellon Capital, each an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund (the “Newton Fund”), which is sub-advised by Newton Investment Management (North America) Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Fund, which is sub-advised by Mellon Capital.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board

36

also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board was reminded that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investment strategies were different than the strategies currently in place. The Board noted that different investment strategies may lead to different performance results and that the fund’s performance for periods prior to the Effective Date reflects the investment strategy in effect prior to that date.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance (Class Y and/or Class I shares) was above the Performance Group and Performance Universe medians for the various periods, except for the 1- and 2-year periods when the fund’s performance was below and slightly below, respectively, the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median while the fund’s actual management fee and expense ratio were below the Expense Group and the Expense Universe medians. The Board was reminded that no investment advisory fee or administration fee are applied to the portion of the fund’s average daily net assets allocated to affiliated and unaffiliated open-end and closed-end funds, including the Newton Fund and the Mellon Capital Fund.

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30% of the fund’s daily net assets. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadvisers or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadvisers in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadvisers and Dreyfus. The Board also took into consideration that the Subadvisers’ fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadvisers pursuant to the Sub-Investment Advisory Agreements, the Board did not consider the Subadvisers’ profitability to be relevant to its deliberations. Dreyfus

38

representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadvisers supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the fee charged by Dreyfus under the Agreement was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadvisers, of Dreyfus and the Subadvisers and the services provided to the fund by Dreyfus and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

40

NOTES

41

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

The Boston Company Asset Management, LLC
BNY Mellon Center One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6919SA0317

Dreyfus/Newton International Equity Fund

SEMIANNUAL REPORT March 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Newton International Equity Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by Portfolio Managers Paul Markham and Jeff Munroe, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 2.35%, Class C shares returned 1.93%, Class I shares returned 2.49%, and Class Y shares returned 2.51%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 6.48% for the same period.3

International equities produced moderate gains over the reporting period due to improving global economic data and expectations of more business-friendly policies from a new presidential administration in the United States. The fund lagged the Index, mainly due to underweighted exposure to the financials sector and overweighted positions in consumer staples stocks.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies, and in depositary receipts evidencing ownership in such securities. The core of the investment philosophy of Newton Investment Management (North America) Limited (“Newton”), the fund's sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies using these investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity have created an extreme valuation, and the valuation of a company has become expensive against its peers.

Improved Investor Sentiment Bolstered International Stocks

International equities generally fared well over the reporting period in anticipation of higher levels of global economic growth stemming in part from more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government. Although the election’s widely unexpected outcome caused the Index to decline in the weeks following the vote in November, improved investor sentiment later sparked a market rally that persisted through the end of the reporting period.

The Index’s gains over the reporting period were driven by especially strong results from the financials sector, as banks in Japan benefited from rising interest rates and higher lending margins, and a depreciating local currency helped support revenues and earnings of capital markets companies, including investment banks and brokerage firms. The materials sector gained value as commodity prices stabilized and demand increased for construction materials in China. The industrials sector climbed in anticipation of greater government spending on infrastructure projects. On the other hand, traditionally defensive, income-oriented stocks in the consumer staples, telecommunication services, real estate, and utilities sectors fell out of favor as interest rates climbed and investors shifted their focus to more growth-oriented investments. In the second half of the reporting period, higher bond yields were a negative to high-yielding sectors, such as consumer staples, and positive to the financial’s sector’s commercial banks’ spread-based businesses.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Positioning Dampened Relative Results

The fund’s performance compared to the Index was undermined during the reporting period by its relatively conservative investment posture in a rallying market. Most notably, a substantially underweighted allocation to financial stocks and overweighted exposure to traditionally defensive consumer staples companies weighed on relative results. Our security selection strategy also produced some disappointments, particularly among consumer-related companies such as Japan Tobacco, which faced falling sales volumes and intensifying competitive pressures in its domestic market. German real estate company LEG Immobilien, Israeli drugmaker Teva Pharmaceutical Industries, and Japanese pharmacy distributor Sugi Holdings also trailed market averages.

The fund achieved better relative results through a lack of exposure to the utilities sector, which fell out of favor when investors turned away from low-growth, dividend-paying stocks. Despite the fund’s relatively low allocation to financial stocks, successful security selections included The Royal Bank of Scotland and Barclays in the United Kingdom. Other top performers for the reporting period were Hong Kong-based sofa manufacturer Man Wah Holdings and Swiss biopharmaceutical developer Actelion.

At times during the reporting period, we employed forward contracts to hedge the fund’s positions in certain currencies.

Maintaining a Cautious Perspective

Recent market moves suggest greater market optimism regarding the prospects for global economic growth, but it appears to us that the data remain mixed. We also are aware that recent stock market trends have not moved according to many analysts’ earlier expectations, and we are skeptical that inflation and interest rates can move substantially higher in light of today’s profound advances in technology, changing demographics, and generationally cheap money.

Therefore, while we significantly reduced the fund’s exposure to the consumer staples sector and increased its allocation to the financials and energy sectors over the reporting period, we have retained overweighted exposure to the consumer staples, information technology, health care, and consumer discretionary sectors. In contrast, the fund held relatively light positions in the materials, financials, utilities, and real estate sectors.

April 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 The Dreyfus Corporation (Dreyfus) serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.
2 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.37	$4.90	$4.54
Ending value (after expenses)	$1,023.50	$1,019.30	$1,024.90	$1,025.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.34	$10.35	$4.89	$4.53
Ending value (after expenses)	$1,018.65	$1,014.66	$1,020.09	$1,020.44

† Expenses are equal to the fund's annualized expense ratio of 1.26% for Class A, 2.06% for Class C, .97% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2017 (Unaudited)

Common Stocks - 95.9%	Shares		Value ($)
Australia - .8%
Dexus Property Group	1,096,154		8,182,004
China - 3.1%
Baidu, ADR	92,862	[a]	16,020,552
China Biologic Products	144,496	[a]	14,468,384
			30,488,936
France - 6.0%
BNP Paribas	231,133		15,393,579
L'Oreal	61,377		11,795,714
Total	364,896		18,457,343
Vivendi	753,528		14,650,460
			60,297,096
Georgia - 1.0%
TBC Bank Group	532,284	[a]	9,983,451
Germany - 10.2%
Bayer	104,766		12,076,176
Hella KGaA Hueck & Co.	302,489		13,399,961
Infineon Technologies	1,353,869		27,651,349
LEG Immobilien	122,635	[a]	10,052,778
MTU Aero Engines	56,897		7,402,109
SAP	165,347		16,224,602
Telefonica Deutschland Holding	3,086,333		15,310,171
			102,117,146
Hong Kong - 4.2%
AIA Group	3,274,112		20,643,568
Man Wah Holdings	26,605,600		21,122,892
			41,766,460
India - 2.1%
HDFC Bank, ADR	137,756		10,362,006
Indiabulls Housing Finance	690,313		10,355,473
			20,717,479
Ireland - 2.2%
CRH	623,727		21,959,191
Israel - 1.3%
Teva Pharmaceutical Industries, ADR	408,945		13,123,045
Japan - 24.8%
Bridgestone	470,600		19,034,508
Don Quijote Holdings	663,200		22,994,269

6

Common Stocks - 95.9% (continued)	Shares		Value ($)
Japan - 24.8% (continued)
FANUC	71,300		14,614,803
Japan Airlines	474,286		15,021,400
Japan Tobacco	717,000		23,301,051
M3	370,500		9,195,109
Recruit Holdings	322,271		16,442,103
Skylark	792,100		11,604,375
SoftBank Group	191,200		13,502,330
Sony	393,300		13,304,301
Sugi Holdings	383,700		17,611,668
Suntory Beverage & Food	404,200		17,027,737
TechnoPro Holdings	637,600		24,597,970
Topcon	854,200		15,283,988
Toyota Motor	271,100		14,712,891
			248,248,503
Mexico - 1.9%
Fomento Economico Mexicano, ADR	132,878		11,762,361
Grupo Financiero Santander Mexico, Cl. B, ADR	847,274		7,650,884
			19,413,245
Netherlands - 7.4%
Intertrust	453,938	[b]	8,707,040
RELX	953,353		17,655,815
Unilever	298,625		14,835,996
Wolters Kluwer	794,601		33,029,964
			74,228,815
Norway - 1.8%
DNB	1,132,592		17,952,735
Portugal - 1.1%
Galp Energia	697,170		10,579,747
Switzerland - 7.3%
Actelion	45,254	[a]	12,749,642
Credit Suisse Group	1,030,738	[a]	15,332,697
Novartis	295,249		21,915,602
Roche Holding	91,664		23,409,026
			73,406,967
United Kingdom - 20.7%
Associated British Foods	501,074		16,360,319
Barclays	9,724,979		27,427,085
British American Tobacco	272,617		18,102,739
Centrica	2,836,321		7,711,353

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 95.9% (continued)	Shares		Value ($)
United Kingdom - 20.7% (continued)
Diageo	544,467		15,577,152
GlaxoSmithKline	716,016		14,887,284
Just Eat	436,388	[a]	3,094,601
Prudential	531,276		11,222,594
Royal Bank of Scotland Group	10,581,844	[a]	32,097,531
Royal Dutch Shell, Cl. B	749,788		20,521,354
Vodafone Group	8,079,914		21,066,593
Wolseley	308,407		19,397,396
			207,466,001
Total Common Stocks (cost $799,440,755)			959,930,821
Preferred Stocks - 1.3%
Germany - 1.3%
Volkswagen (cost $13,310,783)	90,830		13,236,231
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,126,946)	15,126,946	[c]	15,126,946
Total Investments (cost $827,878,484)	98.7%		988,293,998
Cash and Receivables (Net)	1.3%		13,192,114
Net Assets	100.0%		1,001,486,112

ADR—American Depository Receipt
aNon-income producing security.
bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, this security was valued at $8,707,040 or .87% of net assets.
cInvestment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Financials	17.8
Consumer Staples	14.6
Consumer Discretionary	14.4
Industrials	13.2
Health Care	12.2
Information Technology	10.3
Telecommunication Services	5.0
Energy	4.9
Materials	2.2
Real Estate	1.8
Money Market Investment	1.5
Utilities	.8
98.7

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Sales:
State Street Bank and Trust Co.
Euro,
Expiring
4/4/2017	5,736,162	6,125,074	6,119,356	5,718
Japanese Yen,
Expiring
4/3/2017	3,236,661	29,174	29,073	101
4/4/2017	74,439,978	669,310	668,642	668
Gross Unrealized Appreciation				6,487

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	812,751,538	973,167,052
Affiliated issuers	15,126,946	15,126,946
Cash		2,082,570
Cash denominated in foreign currency	15,063,707	15,042,472
Receivable for investment securities sold		6,119,356
Dividends receivable		4,977,208
Receivable for shares of Beneficial Interest subscribed		778,818
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		6,487
Prepaid expenses		44,722
		1,017,345,631
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		894,672
Payable for investment securities purchased		14,209,231
Payable for shares of Beneficial Interest redeemed		695,550
Accrued expenses		60,066
		15,859,519
Net Assets ($)		1,001,486,112
Composition of Net Assets ($):
Paid-in capital		941,272,462
Accumulated undistributed investment income—net		1,854,981
Accumulated net realized gain (loss) on investments		(102,137,613)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		160,496,282
Net Assets ($)		1,001,486,112

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,952,431	1,260,078	84,119,035	913,154,568
Shares Outstanding	153,580	66,866	4,415,586	48,144,682
Net Asset Value Per Share ($)	19.22	18.84	19.05	18.97

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $748,629 foreign taxes withheld at source):
Unaffiliated issuers	10,164,322
Affiliated issuers	24,961
Total Income	10,189,283
Expenses:
Investment advisory fee—Note 3(a)	4,049,341
Custodian fees—Note 3(c)	201,703
Administration fee—Note 3(a)	99,387
Trustees’ fees and expenses—Note 3(d)	40,199
Professional fees	39,483
Shareholder servicing costs—Note 3(c)	39,064
Registration fees	37,750
Loan commitment fees—Note 2	14,830
Interest expense—Note 2	13,022
Prospectus and shareholders’ reports	9,486
Distribution fees—Note 3(b)	4,726
Miscellaneous	29,241
Total Expenses	4,578,232
Less—reduction in fees due to earnings credits—Note 3(c)	(365)
Net Expenses	4,577,867
Investment Income—Net	5,611,416
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(14,590,870)
Net realized gain (loss) on forward foreign currency exchange contracts	(181,357)
Net Realized Gain (Loss)	(14,772,227)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	26,414,927
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	90,212
Net Unrealized Appreciation (Depreciation)	26,505,139
Net Realized and Unrealized Gain (Loss) on Investments	11,732,912
Net Increase in Net Assets Resulting from Operations	17,344,328

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income—net	5,611,416	15,982,929
Net realized gain (loss) on investments	(14,772,227)	(57,486,854)
Net unrealized appreciation (depreciation) on investments	26,505,139	81,361,795
Net Increase (Decrease) in Net Assets Resulting from Operations	17,344,328	39,857,870
Distributions to Shareholders from ($):
Investment income—net:
Class A	(52,660)	(66,686)
Class C	(1,025)	(4,742)
Class I	(1,085,404)	(610,971)
Class Y	(13,469,323)	(11,120,282)
Total Distributions	(14,608,412)	(11,802,681)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	768,818	2,976,546
Class C	76,606	530,889
Class I	28,697,074	61,333,937
Class Y	77,144,464	328,405,779
Distributions reinvested:
Class A	51,532	65,675
Class C	1,025	4,742
Class I	1,013,638	569,133
Class Y	5,361,493	4,475,809
Cost of shares redeemed:
Class A	(3,632,807)	(4,321,694)
Class C	(296,804)	(508,161)
Class I	(26,818,160)	(26,725,447)
Class Y	(214,579,313)	(210,851,108)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(132,212,434)	155,956,100
Total Increase (Decrease) in Net Assets	(129,476,518)	184,011,289
Net Assets ($):
Beginning of Period	1,130,962,630	946,951,341
End of Period	1,001,486,112	1,130,962,630
Undistributed investment income—net	1,854,981	10,851,977

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	42,283	162,010
Shares issued for distributions reinvested	2,905	3,418
Shares redeemed	(199,343)	(233,471)
Net Increase (Decrease) in Shares Outstanding	(154,155)	(68,043)
Class C
Shares sold	4,261	28,824
Shares issued for distributions reinvested	59	252
Shares redeemed	(16,913)	(27,912)
Net Increase (Decrease) in Shares Outstanding	(12,593)	1,164
Class Ia
Shares sold	1,577,448	3,324,543
Shares issued for distributions reinvested	57,724	29,892
Shares redeemed	(1,488,446)	(1,452,541)
Net Increase (Decrease) in Shares Outstanding	146,726	1,901,894
Class Ya
Shares sold	4,266,060	17,940,974
Shares issued for distributions reinvested	306,722	236,191
Shares redeemed	(12,002,509)	(11,482,175)
Net Increase (Decrease) in Shares Outstanding	(7,429,727)	6,694,990

[a]During the period ended March 31, 2017, 229,757 Class Y shares representing $4,126,180 were exchanged for 228,775 Class I shares and during the period ended September 30, 2016, 442,280 Class Y shares representing $8,075,787 were exchanged for 440,353 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.97	18.54	20.41	20.15	16.96	14.74
Investment Operations:
Investment income—net[a]	.06	.22	.19	.47	.21	.18
Net realized and unrealized gain (loss) on investments	.37	.39	(1.33)	.10	3.19	2.52
Total from Investment Operations	.43	.61	(1.14)	.57	3.40	2.70
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.38)	(.31)	(.21)	(.23)
Dividends from net realized gain on investments	–	–	(.35)	–	–	(.25)
Total Distributions	(.18)	(.18)	(.73)	(.31)	(.21)	(.48)
Net asset value, end of period	19.22	18.97	18.54	20.41	20.15	16.96
Total Return (%)[b]	2.35[c]	3.27	(5.58)	2.88	20.24	18.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.23	1.19	1.30	1.34	1.32
Ratio of net expenses to average net assets	1.26[d]	1.23	1.19	1.30	1.34	1.32
Ratio of net investment income to average net assets	.61[d]	1.16	.97	2.22	1.11	1.14
Portfolio Turnover Rate	17.24[c]	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	2,952	5,839	6,965	2,324	9,404	7,300

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.50	18.10	20.10	19.90	16.70	14.54
Investment Operations:
Investment income (loss)—net[a]	(.01)	.07	.02	.29	.05	.07
Net realized and unrealized gain (loss) on investments	.37	.38	(1.30)	.14	3.17	2.47
Total from Investment Operations	.36	.45	(1.28)	.43	3.22	2.54
Distributions:
Dividends from investment income—net	(.02)	(.05)	(.37)	(.23)	(.02)	(.13)
Dividends from net realized gain on investments	–	–	(.35)	–	–	(.25)
Total Distributions	(.02)	(.05)	(.72)	(.23)	(.02)	(.38)
Net asset value, end of period	18.84	18.50	18.10	20.10	19.90	16.70
Total Return (%)[b]	1.93[c]	2.50	(6.39)	2.18	19.31	17.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06[d]	2.02	2.01	2.04	2.13	2.16
Ratio of net expenses to average net assets	2.06[d]	2.02	2.01	2.04	2.13	2.16
Ratio of net investment income (loss) to average net assets	(.07)[d]	.37	.10	1.43	.28	.42
Portfolio Turnover Rate	17.24[c]	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	1,260	1,470	1,417	1,256	979	722

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.85	18.39	20.37	20.10	16.92	14.77
Investment Operations:
Investment income—net[a]	.10	.27	.26	.61	.26	.24
Net realized and unrealized gain (loss) on investments	.35	.41	(1.35)	.03	3.18	2.49
Total from Investment Operations	.45	.68	(1.09)	.64	3.44	2.73
Distributions:
Dividends from investment income—net	(.25)	(.22)	(.54)	(.37)	(.26)	(.33)
Dividends from net realized gain on investments	–	–	(.35)	–	–	(.25)
Total Distributions	(.25)	(.22)	(.89)	(.37)	(.26)	(.58)
Net asset value, end of period	19.05	18.85	18.39	20.37	20.10	16.92
Total Return (%)	2.49[b]	3.66	(5.37)	3.25	20.62	19.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[c]	.94	.90	.96	1.01	1.04
Ratio of net expenses to average net assets	.97[c]	.94	.90	.96	1.01	1.04
Ratio of net investment income to average net assets	1.10[c]	1.44	1.32	2.95	1.42	1.54
Portfolio Turnover Rate	17.24[b]	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	84,119	80,458	43,538	29,479	535,265	430,297

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class Y Shares	(Unaudited)	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	18.77	18.31	20.38	20.11	18.74
Investment Operations:
Investment income—net[b]	.10	.28	.26	.22	.06
Net realized and unrealized gain (loss) on investments	.36	.40	(1.34)	.43	1.31
Total from Investment Operations	.46	.68	(1.08)	.65	1.37
Distributions:
Dividends from investment income—net	(.26)	(.22)	(.64)	(.38)	–
Dividends from net realized gain on investments	–	–	(.35)	–	–
Total Distributions	(.26)	(.22)	(.99)	(.38)	–
Net asset value, end of period	18.97	18.77	18.31	20.38	20.11
Total Return (%)	2.51[c]	3.68	(5.32)	3.33	6.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.88	.89	.91	.94[d]
Ratio of net expenses to average net assets	.90[d]	.88	.89	.91	.94[d]
Ratio of net investment income to average net assets	1.11[d]	1.49	1.32	1.10	1.19[d]
Portfolio Turnover Rate	17.24[c]	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	913,155	1,043,195	895,031	763,426	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	959,930,821	–	–	959,930,821
Equity Securities - Foreign Preferred Stocks†	13,236,231	–	–	13,236,231
Registered Investment Company	15,126,946	–	–	15,126,946
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	6,487	–	6,487

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

At September 30, 2016, $1,049,046,518 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

22

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

Affiliated Investment Company	Value 9/30/2016($)	Purchases($)	Sales($)	Value 3/31/2017($)	Net Assets(%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,777,060	158,019,337	145,669,451	15,126,946	1.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $79,675,737 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. The fund has $32,370,062 of short-term capital losses and $47,305,675 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: ordinary income $11,802,681. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

24

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2017, was approximately $1,622,000 with a related weighted average annualized interest rate of 1.61%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Effective as of May 1, 2017, the Board approved a reduction in the investment advisory fee to an annual rate of .75% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from May 1, 2017 through February 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. During the period ended March 31, 2017, there were no expense reimbursement, pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $99,387 during the period ended March 31, 2017.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2017, Class C shares were charged $4,726 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2017, Class A and Class C shares were charged $5,699 and $1,575, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $2,260 for transfer agency services and $90 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $79.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

26

determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $201,703 pursuant to the custody agreement. These fees were partially offset by earnings credits of $286.

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $668,952, administration fees $16,564, Distribution Plan fees $786, Shareholder Services Plan fees $951, custodian fees $197,745, Chief Compliance Officer fees $5,777 and transfer agency fees $3,897.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2017, amounted to $173,049,667 and $337,989,813, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	6,487	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,487	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	6,487	-

28

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Co.	6,487		-	-	6,487
Total	6,487		-	-	6,487

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2017:

Average Market Value ($)
Forward contracts	11,641,775

At March 31, 2017, accumulated net unrealized appreciation on investments was $160,415,514, consisting of $187,957,869 gross unrealized appreciation and $27,542,355 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the

30

fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance for Class A and Class I shares was below the Performance Group and Performance Universe medians for the various periods, except for the five-year period for Class I when the performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual and actual management fees were below the Expense Group Medians, the fund’s actual management fee was above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was concerned about the fund’s performance and agreed to closely monitor performance.

32

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

33

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6916SA0317

Dreyfus Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by Portfolio Managers Christine L. Todd, Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Standish Mellon Asset Management Company, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of -2.27%, Class C shares returned -2.59%, Class I shares returned -2.15%, and Class Y shares returned -2.11%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of -1.25% for the same period.2

The Index generally produced flat returns during the reporting period amid rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund lagged the Index, mainly due to a relatively long average duration.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Political and Technical Factors Fueled Market Volatility

After municipal bonds produced relatively strong returns earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new securities in anticipation of short-term interest-rate hikes from the Federal Reserve Board. Market declines accelerated in November after the unexpected election of a new presidential administration, which sparked uncertainty regarding potential changes in tax policy. Short- and intermediate-term municipal bonds subsequently recouped their previous losses when supply-and-demand imbalances moderated and investors recognized that tax reform will take time and political capital to enact. In contrast, longer-term municipal bonds lost a degree of value.

Credit conditions remained sound for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues and balanced operating budgets.

Duration Posture Dampened Relative Results

The fund’s relative performance during the reporting period was constrained by its modestly long average duration. Although this positioning helped the fund capture higher yields and participate more fully in the market rally later in the reporting period, it made the fund more sensitive to rising interest rates during the sharp sell-off in November. In addition, our bias toward higher-quality bonds limited the fund’s participation in some of the stronger areas of the market.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund achieved better relative results through other strategies, including an emphasis on securities with 15- to 20-year maturities and a correspondingly underweighted position in the 5-year maturity range. When municipal bonds became more attractively valued after the election in November, we reduced the fund’s holdings of taxable securities and redeployed those assets to municipal bonds. The fund also produced favorable results through tactical, short-term trades of general obligation bonds from Chicago.

Our emphasis on revenue-backed bonds also supported relative performance. The fund achieved particularly robust returns from higher-yielding bonds issued on behalf of airports, special tax districts, educational facilities, hospitals, and the states’ settlement of litigation with U.S. tobacco companies.

Near-Term Challenges May Create Long-Term Opportunities

The national municipal bond market recently has shown signs of renewed strength. Investors who may have overreacted to the tax implications of the presidential election appear to have adopted a more balanced perspective. However, we are aware that seasonal factors tend to weigh on market averages in the spring, when selling pressure increases to raise cash for income tax payments. Therefore, we are watchful for opportunities to take advantage of bouts of market volatility by purchasing municipal bonds from fundamentally sound issuers at attractive prices. We also may increase the fund’s exposure to taxable bonds when relative values improve.

As of the end of the reporting period, we have maintained the fund’s emphasis on higher-yielding revenue-backed municipal bonds. We also have retained relatively light exposure to general obligation bonds, particularly from states and municipalities that are struggling with public pension funding shortfalls. We have continued to set the fund’s average duration in a modestly long position.

April 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.
2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.45	$7.14	$2.22	$2.22
Ending value (after expenses)	$977.30	$974.10	$978.50	$978.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.53	$7.29	$2.27	$2.27
Ending value (after expenses)	$1,021.44	$1,017.70	$1,022.69	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2017 (Unaudited)

Bonds and Notes - 2.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .7%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2	0.89	1/25/37	438,455	[a]	359,974
OneMain Financial Issuance Trust, Ser. 2014-1A, Cl. B	3.24	6/18/24	1,180,000	[b]	1,182,407
				1,542,381
Asset-Backed Ctfs./Auto Receivables - 1.7%
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	240,000		242,195
DT Auto Owner Trust, Ser. 2014-2A, Cl. D	3.68	4/15/21	1,500,000	[b]	1,515,437
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,345,000	[b]	2,393,735
				4,151,367
Health Care - .3%
Dignity Health, Scd. Bonds	2.64	11/1/19	760,000		762,734
Total Bonds and Notes (cost $6,397,414)			6,456,482
Long-Term Municipal Investments - 94.7%
Alabama - .6%
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,250,000		1,485,162
Arizona - .8%
Phoenix Civic Improvement Corporation, Junior Lien Water System Revenue	5.00	7/1/26	1,180,000		1,441,889
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Projects)	3.00	7/1/20	455,000	[b]	452,152
				1,894,041
Arkansas - .9%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,127,114
California - 7.9%
California, Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	340,000		357,326
California, GO (Various Purpose)	5.00	9/1/22	1,000,000		1,168,360
California, GO (Various Purpose)	5.00	8/1/28	1,500,000		1,789,035
California, GO (Various Purpose)	5.00	8/1/29	1,500,000		1,776,000
California, GO (Various Purpose)	5.00	8/1/36	1,400,000		1,600,662
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000		1,175,240

6

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 7.9% (continued)
California State University Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,148,840
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	525,000	[b] 564,097
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	4.60	6/1/23	750,000	777,998
Jurupa Public Financing Authority, Special Tax Revenue	5.00	9/1/29	1,060,000	1,202,517
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000	1,120,540
Los Angeles Department of Airports, Subordinate Revenue (Los Angeles International Airport)	5.00	5/15/27	1,000,000	1,180,460
Los Angeles Department of Water and Power, Power System Revenue	5.00	7/1/23	1,000,000	1,197,180
Los Angeles Harbor Department, Revenue (Green Bonds)	5.00	8/1/21	1,355,000	1,551,976
Sacramento County, Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,336,379
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,118,710
				19,065,320
Colorado - 1.5%
City and County of Denver, Airport System Subordinate Revenue	5.00	11/15/22	720,000	825,804
Colorado Health Facilities Authority, HR (Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/26	1,000,000	1,194,430
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue	5.00	12/1/31	1,490,000	1,669,292
				3,689,526
Connecticut - 1.4%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	1,840,000	2,161,871
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000	1,137,070
				3,298,941
District of Columbia - 1.9%
District of Columbia, University Revenue (Georgetown University Issue)	5.00	4/1/24	2,015,000	2,379,191

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
District of Columbia - 1.9% (continued)
District of Columbia, University Revenue (Georgetown University Issue)	5.00	4/1/32	1,000,000	1,157,640
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	1,000,000	1,164,770
				4,701,601
Florida - 8.9%
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	1,500,000	1,661,325
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	3,000,000	3,398,250
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/25	1,000,000	1,179,270
Florida Higher Educational Facilities Financing Authority, Educational Facilities Revenue (Nova Southeastern University Project)	5.00	4/1/26	1,500,000	1,730,640
Jacksonville, Special Revenue	5.00	10/1/27	1,000,000	1,168,150
Lakeland, Energy System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/17	1,000,000	1,020,860
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000	1,171,130
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,500,000	1,680,120
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.25	10/1/23	1,000,000	1,126,660
Miami-Dade County, Seaport Revenue	5.00	10/1/22	2,000,000	2,273,340
Miami-Dade County School Board, COP	5.00	5/1/26	1,500,000	1,742,325
Orange County, Tourist Development Tax Revenue	5.00	10/1/30	750,000	876,233
South Miami Health Facilities Authority, HR (Baptist Health South Florida Obligated Group)	5.00	8/15/18	750,000	761,153
Tampa, Capital Improvement Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	565,560
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/19	630,000	640,729
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/20	595,000	606,430
				21,602,175

8

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.4%
Atlanta, Airport General Revenue	5.00	1/1/22	1,000,000		1,114,350
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000		1,155,060
Fulton County Development Authority, Revenue (Piedmont Healthcare, Inc. Project)	5.00	7/1/25	1,000,000		1,187,770
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	1,100,000		1,314,181
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	1,000,000		1,104,400
				5,875,761
Illinois - 8.4%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000		1,714,410
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/35	750,000		836,520
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	1/1/18	1,000,000	[c]	1,031,020
Chicago, Second Lien Water Revenue	5.00	11/1/26	1,000,000		1,115,330
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000		2,005,820
Chicago Park District, Limited Tax GO	5.00	1/1/28	2,500,000		2,755,175
Greater Chicago Metropolitan Water Reclamation District, Unlimited Tax GO	5.00	12/1/31	1,000,000		1,143,240
Illinois Finance Authority, Revenue (Edward-Elmhurst Healthcare)	5.00	1/1/36	1,500,000		1,620,030
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000		1,157,240
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/27	1,000,000		1,173,880
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/31	1,000,000		1,141,300
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,035,000		2,129,037
Northern Illinois University Board of Trustees, Auxiliary Facilities System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/17	1,500,000		1,500,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 8.4% (continued)
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.00	6/1/17	1,000,000	1,006,600
				20,329,602
Kansas - .5%
Kansas Development Finance Authority, Revolving Funds Revenue (Kansas Department of Health and Environment)	5.00	3/1/21	1,150,000	1,272,682
Kentucky - .9%
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Revenue	5.00	5/15/23	1,000,000	1,147,280
Louisville/Jefferson County Metro Government, Health Facilities Revenue (Jewish Hospital and Saint Mary's HealthCare, Inc. Project) (Prerefunded)	5.75	2/1/18	1,000,000	[c] 1,040,630
				2,187,910
Louisiana - .9%
Louisiana, State Highway Improvement Revenue	5.00	6/15/25	1,000,000	1,185,950
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,083,350
				2,269,300
Maryland - 1.1%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.13	6/1/20	1,000,000	1,058,730
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	5.00	7/1/32	1,500,000	1,704,780
				2,763,510
Massachusetts - .6%
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/28	1,335,000	1,519,350
Michigan - 2.5%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,082,170
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/25	1,105,000	1,275,910
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,155,780

10

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 2.5% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,132,890
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,235,453
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	145,000	152,315
				6,034,518
Minnesota - 1.0%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/21	1,000,000	1,127,330
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/29	1,120,000	1,282,400
				2,409,730
Missouri - 2.9%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/23	1,000,000	1,141,420
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,000,000	1,105,570
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/27	1,000,000	1,167,130
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/29	3,120,000	3,609,434
				7,023,554
Nebraska - .5%
Nebraska Public Power District, General Revenue	5.00	1/1/30	1,000,000	1,144,780
New Jersey - 5.0%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	1,250,000	1,293,275
New Jersey Economic Development Authority, Revenue	5.00	6/15/21	2,000,000	2,131,040
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/26	1,845,000	1,924,667

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 5.0% (continued)
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000		1,087,310
New Jersey Educational Facilities Authority, Revenue (Rowan University Issue)	5.00	7/1/18	1,225,000		1,281,779
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue)	5.00	7/1/25	1,000,000		1,158,410
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/18	1,000,000		1,049,270
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/24	1,000,000		1,112,180
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	940,000		951,656
				11,989,587
New Mexico - 1.8%
Albuquerque, GO (General Purpose Bonds)	5.00	7/1/20	2,000,000		2,238,100
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.28	8/1/19	1,000,000	[a]	996,100
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada)	1.18	2/1/19	1,000,000	[a]	995,830
				4,230,030
New York - 13.1%
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/24	2,000,000		2,361,540
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/26	1,205,000		1,413,272
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/27	2,380,000		2,843,029
Nassau County, GO (General Improvement)	5.00	10/1/21	2,000,000		2,290,340
New York City, GO	5.00	8/1/21	2,000,000		2,183,280
New York City, GO	5.00	8/1/23	1,000,000		1,178,800
New York City, GO	5.00	3/1/25	1,000,000		1,183,920
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/19	1,000,000		1,070,810
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,000,000		1,063,430
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	5.00	12/1/27	800,000	[b]	897,928

12

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 13.1% (continued)
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,350,000	1,482,151
New York Transportation Development Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/19	2,500,000	2,654,100
Onondaga Civic Development Corporation, Revenue (Saint Joseph's Hospital Health Center Project) (Prerefunded)	5.00	7/1/19	1,000,000	[c] 1,086,190
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000	1,132,550
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.88	12/3/19	3,500,000	[a] 3,474,555
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000	2,503,481
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/28	1,000,000	1,237,960
TSASC, Inc. of New York, Subordinate Tobacco Settlement Bonds	5.00	6/1/22	1,500,000	1,640,280
				31,697,616
North Carolina - .8%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000	1,977,281
Ohio - 1.1%
Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue (Case Western Reserve University Project)	5.00	12/1/23	1,500,000	1,763,295
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	5.50	12/1/29	820,000	871,619
				2,634,914
Pennsylvania - 1.6%
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/29	1,000,000	1,149,600
Philadelphia, Gas Works Revenue	5.00	8/1/21	1,000,000	1,123,160
Philadelphia School District, GO	5.00	9/1/21	1,500,000	1,614,960
				3,887,720
Rhode Island - 1.2%
Rhode Island Health and Educational Building Corporation, Higher Education Facilities Revenue (Brown University Issue)	5.00	9/1/21	700,000	806,022

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Rhode Island - 1.2% (continued)
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000		1,110,590
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000		1,051,940
				2,968,552
South Carolina - .5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/21	1,000,000		1,110,670
Tennessee - 1.5%
Memphis, GO (General Improvement)	5.00	4/1/26	1,840,000		2,193,758
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,120,000		1,315,328
				3,509,086
Texas - 16.1%
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,623,272
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/27	1,250,000		1,443,162
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/31	1,175,000		1,310,090
Corpus Christi, Utility System Junior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		1,976,453
Denton, Utility System Revenue	5.00	12/1/27	2,000,000		2,376,980
Harris County, Tax Road GO	5.00	10/1/27	1,500,000		1,795,395
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	750,000		856,380
Houston, Airport System Special Facilities Revenue (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,066,120
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA)	1.96	7/1/32	2,700,000	[a]	2,511,000
Houston, Combined Utility System First Lien Revenue	1.81	5/1/20	2,500,000	[a]	2,496,475
Houston, GO (Public Improvement)	5.00	3/1/24	2,000,000		2,347,440
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/26	1,000,000		1,177,160
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/27	1,850,000		2,135,677
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/22	1,000,000		1,144,050

14

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 16.1% (continued)
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/21	2,000,000	2,228,700
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	1,500,000	1,827,540
Sam Rayburn Municipal Power Agency, Power Supply System Revenue	5.00	10/1/20	1,210,000	1,338,369
Texas, GO (College Student Loan Bonds)	5.00	8/1/17	1,000,000	1,014,460
Texas, GO (College Student Loan Bonds)	5.00	8/1/22	1,500,000	1,741,575
Texas, GO (College Student Loan Bonds)	5.50	8/1/25	2,400,000	2,959,176
Trinity River Authority of Texas, Revenue (Tarrant County Water Project)	5.00	2/1/23	1,940,000	2,260,992
West Travis County Public Utility Agency, Revenue	5.00	8/15/23	1,140,000	1,284,780
				38,915,246
Utah - .7%
Utah Transit Authority, Subordinated Sales Tax Revenue	5.00	6/15/35	1,500,000	1,684,215
Virginia - 1.2%
Virginia College Building Authority, Educational Facilities Revenue (Marymount University Project)	5.00	7/1/19	425,000	[b] 445,426
Virginia Public School Authority, School Financing Bonds	5.00	8/1/24	2,000,000	2,331,040
				2,776,466
Washington - 3.6%
King County Public Hospital District Number 1, Limited Tax GO (Valley Medical Center)	5.00	12/1/25	2,500,000	2,882,750
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/25	3,340,000	3,899,183
Washington, GO (Various Purpose)	5.00	7/1/27	1,500,000	1,795,005
				8,576,938
Wisconsin - .9%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000	1,174,740

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 94.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - .9% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000	1,108,340
				2,283,080
Total Long-Term Municipal Investments (cost $225,075,774)			228,935,978
Total Investments (cost $231,473,188)			97.4%	235,392,460
Cash and Receivables (Net)			2.6%	6,229,186
Net Assets			100.0%	241,621,646

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $7,451,182 or 3.08% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	23.7
Health Care	9.7
Education	8.7
Utility-Electric	8.7
Utility-Water and Sewer	7.5
Special Tax	7.5
City	6.3
State/Territory	5.7
County	2.9
Asset-Backed Ctfs./Auto Receivables	1.7
Prerefunded	1.4
Asset-Backed/Municipal	1.3
Asset-Backed Certificates/Corporate	.6
Housing	.5
Lease	.5
Other	10.7
97.4

† Based on net assets.

See notes to financial statements.

16

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	231,473,188	235,392,460
Cash		4,076,915
Interest receivable		2,696,511
Receivable for shares of Beneficial Interest subscribed		1,544,905
Prepaid expenses		39,313
		243,750,104
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		94,085
Payable for investment securities purchased		1,507,669
Payable for shares of Beneficial Interest redeemed		485,124
Accrued expenses		41,580
		2,128,458
Net Assets ($)		241,621,646
Composition of Net Assets ($):
Paid-in capital		237,696,883
Accumulated undistributed investment income—net		18,259
Accumulated net realized gain (loss) on investments		(12,768)
Accumulated net unrealized appreciation (depreciation) on investments		3,919,272
Net Assets ($)		241,621,646

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	15,559,238	623,779	218,597,897	6,840,732
Shares Outstanding	687,499	27,552	9,653,657	302,134
Net Asset Value Per Share ($)	22.63	22.64	22.64	22.64

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Interest Income	3,196,945
Expenses:
Investment advisory fee—Note 3(a)	464,424
Administration fee—Note 3(a)	69,664
Registration fees	33,277
Shareholder servicing costs—Note 3(c)	24,245
Professional fees	12,709
Trustees’ fees and expenses—Note 3(d)	11,841
Custodian fees—Note 3(c)	9,026
Loan commitment fees—Note 2	3,792
Prospectus and shareholders’ reports	2,629
Distribution fees—Note 3(b)	2,552
Miscellaneous	26,038
Total Expenses	660,197
Less—reduction in expenses due to undertaking—Note 3(a)	(117,723)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,962)
Net Expenses	540,512
Investment Income—Net	2,656,433
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	132,113
Net unrealized appreciation (depreciation) on investments	(6,863,675)
Net Realized and Unrealized Gain (Loss) on Investments	(6,731,562)
Net (Decrease) in Net Assets Resulting from Operations	(4,075,129)

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income—net	2,656,433	5,126,750
Net realized gain (loss) on investments	132,113	192,403
Net unrealized appreciation (depreciation) on investments	(6,863,675)	4,875,739
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,075,129)	10,194,892
Distributions to Shareholders from ($):
Investment income—net:
Class A	(111,277)	(125,997)
Class C	(4,425)	(10,129)
Class I	(2,475,687)	(4,914,574)
Class Y	(46,804)	(22,793)
Net realized gain on investments:
Class A	(22,649)	(26,351)
Class C	(1,024)	(2,978)
Class I	(330,275)	(866,904)
Class Y	(10,438)	(3,954)
Total Distributions	(3,002,579)	(5,973,680)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,721,174	1,300,371
Class C	-	191,447
Class I	57,328,479	59,884,638
Class Y	6,260,000	-
Distributions reinvested:
Class A	130,684	144,389
Class C	5,449	13,077
Class I	2,480,737	4,829,541
Class Y	57,230	26,719
Cost of shares redeemed:
Class A	(1,754,679)	(2,326,072)
Class C	(109,205)	(209,142)
Class I	(51,843,022)	(42,730,113)
Class Y	(494,439)	(20,000)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	23,782,408	21,104,855
Total Increase (Decrease) in Net Assets	16,704,700	25,326,067
Net Assets ($):
Beginning of Period	224,916,946	199,590,879
End of Period	241,621,646	224,916,946
Undistributed investment income—net	18,259	19

20

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	522,416	55,987
Shares issued for distributions reinvested	5,791	6,219
Shares redeemed	(77,634)	(100,057)
Net Increase (Decrease) in Shares Outstanding	450,573	(37,851)
Class C
Shares sold	-	8,238
Shares issued for distributions reinvested	241	563
Shares redeemed	(4,859)	(8,978)
Net Increase (Decrease) in Shares Outstanding	(4,618)	(177)
Class I
Shares sold	2,548,585	2,584,140
Shares issued for distributions reinvested	109,744	207,707
Shares redeemed	(2,289,641)	(1,833,669)
Net Increase (Decrease) in Shares Outstanding	368,688	958,178
Class Y
Shares sold	279,162	-
Shares issued for distributions reinvested	2,536	1,150
Shares redeemed	(22,025)	(849)
Net Increase (Decrease) in Shares Outstanding	259,673	301

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.43	23.00	23.15	22.56	23.44	23.05
Investment Operations:
Investment income—net[a]	.23	.49	.52	.49	.51	.53
Net realized and unrealized gain (loss) on investments	(.76)	.51	.02	.59	(.76)	.64
Total from Investment Operations	(.53)	1.00	.54	1.08	(.25)	1.17
Distributions:
Dividends from Investment income—net	(.23)	(.48)	(.51)	(.49)	(.51)	(.52)
Dividends from net realized gain on investments	(.04)	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.27)	(.57)	(.69)	(.49)	(.63)	(.78)
Net asset value, end of period	22.63	23.43	23.00	23.15	22.56	23.44
Total Return (%)[b]	(2.27)[c]	4.40	2.38	4.84	(1.10)	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d]	.88	.89	.95	.89	.90
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.70	.80
Ratio of net investment income to average net assets	2.04[d]	2.07	2.24	2.15	2.20	2.25
Portfolio Turnover Rate	13.32[c]	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	15,559	5,551	6,319	6,173	6,908	6,639

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

22

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.43	23.00	23.16	22.57	23.45	23.05
Investment Operations:
Investment income—net[a]	.15	.31	.35	.32	.33	.35
Net realized and unrealized gain (loss) on investments	(.75)	.51	.01	.59	(.75)	.66
Total from Investment Operations	(.60)	.82	.36	.91	(.42)	1.01
Distributions:
Dividends from investment income—net	(.15)	(.30)	(.34)	(.32)	(.34)	(.35)
Dividends from net realized gain on investments	(.04)	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.19)	(.39)	(.52)	(.32)	(.46)	(.61)
Net asset value, end of period	22.64	23.43	23.00	23.16	22.57	23.45
Total Return (%)[b]	(2.59)[c]	3.62	1.58	4.07	(1.80)	4.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.61[d]	1.70	1.69	1.75	1.65	1.67
Ratio of net expenses to average net assets	1.45[d]	1.45	1.45	1.45	1.45	1.55
Ratio of net investment income to average net assets	1.32[d]	1.32	1.49	1.40	1.45	1.48
Portfolio Turnover Rate	13.32[c]	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	624	754	744	1,001	1,831	2,045

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.44	23.01	23.16	22.57	23.45	23.06
Investment Operations:
Investment income—net[a]	.26	.54	.57	.55	.57	.60
Net realized and unrealized gain (loss) on investments	(.76)	.51	.03	.59	(.76)	.65
Total from Investment Operations	(.50)	1.05	.60	1.14	(.19)	1.25
Distributions:
Dividends from Investment income—net	(.26)	(.53)	(.57)	(.55)	(.57)	(.60)
Dividends from net realized gain on investments	(.04)	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.30)	(.62)	(.75)	(.55)	(.69)	(.86)
Net asset value, end of period	22.64	23.44	23.01	23.16	22.57	23.45
Total Return (%)	(2.15)[b]	4.65	2.63	5.11	(.85)	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.57	.58	.68	.61	.61
Ratio of net expenses to average net assets	.45[c]	.45	.45	.45	.45	.45
Ratio of net investment income toaverage net assets	2.30[c]	2.32	2.48	2.40	2.45	2.61
Portfolio Turnover Rate	13.32[b]	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	218,598	217,617	191,558	145,493	123,524	128,217

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

24

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class Y Shares	(Unaudited)	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	23.43	23.00	23.16	22.57	22.60
Investment Operations:
Investment income—net[b]	.25	.54	.57	.47	.14
Net realized and unrealized gain (loss) on investments	(.74)	.51	.02	.68	(.03)
Total from Investment Operations	(.49)	1.05	.59	1.15	.11
Distributions:
Dividends from Investment income—net	(.26)	(.53)	(.57)	(.56)	(.14)
Dividends from net realized gain on investments	(.04)	(.09)	(.18)	—	—
Total Distributions	(.30)	(.62)	(.75)	(.56)	(.14)
Net asset value, end of period	22.64	23.43	23.00	23.16	22.57
Total Return (%)	(2.11)[c]	4.66	2.59	5.13	.50[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[d]	.57	.59	.66	.58[d]
Ratio of net expenses to average net assets	.45[d]	.45	.45	.45	.45[d]
Ratio of net investment income to average net assets	2.29[d]	2.32	2.48	2.40	2.57[d]
Portfolio Turnover Rate	13.32[c]	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	6,841	995	970	1,026	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific

26

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

28

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,693,748	—	5,693,748
Corporate Bonds†	—	762,734	—	762,734
Municipal Bonds†	—	228,935,978	—	228,935,978

† See Statement of Investments for additional detailed categorizations.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: tax-exempt income $4,559,794, ordinary income $1,042,824 and long-term capital gains $371,062. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2016 through February 1, 2018, to waive receipt of its fees and assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $117,723 during the year ended March 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain

30

conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $69,664 during the period ended March 31, 2017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2017, Class C shares were charged $2,552 pursuant to the Distribution Plan.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2017, Class A and Class C shares were charged $13,734 and $851, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $4,418 for transfer agency services and $231 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $192.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $9,026 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,770.

32

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $84,178, administration fees $12,627, Distribution Plan fees $409, Shareholder Services Plan fees $3,402, custodian fees $9,921, Chief Compliance Officer fees $5,777 and transfer agency fees $1,565, which are offset against an expense reimbursement currently in effect in the amount of $23,794.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2017, amounted to $52,233,255 and $30,244,744, respectively.

At March 31, 2017, accumulated net unrealized appreciation on investments was $3,919,272, consisting of $5,008,148 gross unrealized appreciation and $1,088,876 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Standish Mellon Asset Management Company LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance of Class A and Class I shares with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of

34

its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance of Class A shares was below the Performance Group and Performance Universe medians, except for the four-year period when performance was above the Performance Universe median, while the performance of Class I was generally above the Performance Group and/or Performance Universe medians in the various periods. The Board also noted that the fund’s yield performance for Class I shares was at or above the Performance Group and Performance Universe medians for the ten one-year periods and for Class A shares generally was below the Performance Group and Performance Universe medians. Dreyfus noted the proximity to the median of the fund’s total return or yield performance (Class A shares) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Broadridge category average, and the Board noted that the fund’s performance for Class I shares was at or above the category average in eight of the ten one-year periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and the fund’s total expense ratio were below the Expense Group and Expense Universe medians (lowest management fee in the Expense Group and Expense Universe).

Dreyfus representatives stated that Dreyfus has agreed, until February 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .45% of the fund’s daily net assets. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

36

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

37

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6935SA0317

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of The Boston Company Asset Management, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares achieved a total return of 9.37%, Class C shares returned 8.94%, Class I shares returned 9.54%, and Class Y shares returned 9.63%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), produced a total return of 9.01% for the same period.2

Small- and mid-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing U.S. fiscal, tax, and regulatory policies. The fund’s relative performance as compared to the Index was due to favorable stock selections in the health care, industrials, and consumer staples sectors.

As of March 1, 2017, John R. Porter became the lead portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. president. Although the Index declined moderately before the vote in November, the election’s widely unexpected outcome sparked a robust rally that persisted through February. The rally paused in March, however, when investors began to recognize that the new administration’s proposals would take time, political capital, and cooperation from Congress to enact.

In this environment, health care stocks advanced amid expectations of lower corporate tax rates and reduced regulatory burdens. In the technology sector, investors looked forward to higher levels of enterprise spending on productivity-enhancing technologies. Companies in the materials sector responded positively to expectations of greater demand stemming from higher government spending on infrastructure projects. In contrast, the energy stocks in the Index posted double-digit losses stemming from renewed concerns about oil prices over the opening months of 2017.

Small-cap stocks generally produced higher returns than mid- and large-cap stocks over the reporting period, but mid-cap stocks trailed large-cap stocks. Small- and mid-cap growth stocks underperformed their more value-oriented counterparts, on average, but this trend appeared to reverse later in the reporting period.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Produced Positive Results

Strong results from the health care sector helped the fund outperform the Index in that sector over the reporting period. Veterinary services provider VCA was acquired at a premium to its stock price at the time, and health care plan provider Centene posted better-than-expected quarterly earnings. Acadia Healthcare Company demonstrated positive organic growth and expanded into new markets; Jazz Pharmaceuticals saw encouraging results in clinical trials for a new sleep apnea treatment; Sage Therapeutics rose on a positive clinical update and product pipeline strength; and Flexion Therapeutics gained value when regulators accepted the company’s filing for an osteoarthritis treatment.

The fund also fared well in the industrials sector, where defense contractor Mercury Systems continued to grow its share of the market for secure processing subsystems, nuclear components producer BWX Technologies received a substantial order from the U.S. Navy, and automotive parts remarketer Copart benefited from consumers’ tendency to keep their existing vehicles on the road. Results in the consumer staples sector were lifted by TreeHouse Foods, which achieved rising sales and greater operational efficiencies. In other areas, e-commerce specialist Shopify and digital marketer HubSpot benefited from the ongoing growth of online retailing and advertising, respectively.

On the other hand, relative performance was hurt by overweighted exposure to the lagging energy sector. Results also fell short of market averages in the materials sector, where lawn-and-garden products maker Scotts Miracle-Gro lost a degree of value after previously posting strong gains.

Positioned for Economic Growth

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for small and midsized companies. Yet, we have remained selective in light of current political uncertainties that could dampen investor sentiment in certain industry groups.

As of the reporting period’s end, we believe our growth-oriented investment process has identified ample opportunities in the information technology, energy, and health care sectors, but relatively few among industrials, consumer staples, real estate, materials, and consumer discretionary stocks.

April 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.38	$9.38	$3.97	$3.50
Ending value (after expenses)	$1,093.70	$1,089.40	$1,095.40	$1,096.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$9.05	$3.83	$3.38
Ending value (after expenses)	$1,019.80	$1,015.96	$1,021.14	$1,021.59

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.80% for Class C, .76% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2017 (Unaudited)

Common Stocks - 98.2%	Shares		Value ($)
Banks - 2.9%
First Republic Bank	206,737		19,393,998
SVB Financial Group	60,744	[a,b]	11,303,851
			30,697,849
Capital Goods - 13.4%
Allegion	80,785		6,115,424
Beacon Roofing Supply	400,549	[b]	19,690,989
BMC Stock Holdings	644,447	[b]	14,564,502
BWX Technologies	346,515		16,494,114
Curtiss-Wright	93,629		8,544,583
Graco	117,555	[a]	11,066,628
Mercury Systems	358,156	[b]	13,985,992
Nordson	103,388		12,700,182
Quanta Services	367,109	[b]	13,623,415
Snap-on	110,038		18,560,109
Watsco	55,408		7,933,317
			143,279,255
Commercial & Professional Services - 1.3%
Copart	229,299	[a,b]	14,200,487
Consumer Durables & Apparel - 2.0%
Kate Spade & Company	440,230	[b]	10,226,543
Newell Brands	240,128		11,326,838
			21,553,381
Consumer Services - 4.2%
Bright Horizons Family Solutions	74,692	[b]	5,414,423
Buffalo Wild Wings	59,026	[b]	9,016,221
Panera Bread, Cl. A	52,979	[a,b]	13,873,611
Planet Fitness, Cl. A	890,329		17,156,640
			45,460,895
Diversified Financials - .9%
CBOE Holdings	116,130		9,414,659
Energy - 4.9%
Diamondback Energy	163,762	[b]	16,984,576
Oil States International	368,579	[b]	12,218,394
TechnipFMC	450,663	[b]	14,646,547
US Silica Holdings	182,130	[a]	8,740,419
			52,589,936

6

Common Stocks - 98.2% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 1.2%
TreeHouse Foods	147,621	[a,b]	12,497,594
Health Care Equipment & Services - 9.5%
ABIOMED	86,301	[b]	10,804,885
Acadia Healthcare	318,528	[a,b]	13,887,821
Align Technology	143,599	[a,b]	16,472,241
athenahealth	97,186	[a,b]	10,951,890
Brookdale Senior Living	724,181	[b]	9,725,751
Centene	154,957	[b]	11,042,236
Dentsply Sirona	207,710		12,969,412
DexCom	189,209	[b]	16,031,679
			101,885,915
Materials - 3.0%
Eagle Materials	191,114		18,564,814
Packaging Corporation of America	143,823		13,177,063
			31,741,877
Media - 1.5%
IMAX	456,519	[a,b]	15,521,646
Pharmaceuticals, Biotechnology & Life Sciences - 11.3%
Alkermes	362,791	[b]	21,223,273
Cambrex	201,493	[b]	11,092,190
Flexion Therapeutics	278,073	[b]	7,482,944
Halozyme Therapeutics	751,612	[a,b]	9,740,892
ICON	152,968	[b]	12,194,609
Jazz Pharmaceuticals	125,478	[b]	18,210,622
Ligand Pharmaceuticals	154,527	[a,b]	16,355,138
Neurocrine Biosciences	276,513	[b]	11,973,013
Radius Health	142,825	[a,b]	5,520,186
Sage Therapeutics	102,702	[a,b]	7,299,031
			121,091,898
Real Estate - 1.7%
DuPont Fabros Technology	369,630	[a,c]	18,329,952
Retailing - 3.2%
LKQ	357,671	[b]	10,469,030
Ollie's Bargain Outlet Holdings	168,307	[a,b]	5,638,284
Ulta Beauty	65,374	[b]	18,646,626
			34,753,940
Semiconductors & Semiconductor Equipment - 7.6%
Impinj	592,237	[a]	17,927,014
Inphi	423,992	[a,b]	20,699,289

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 7.6% (continued)
Mellanox Technologies	291,037	[a,b]	14,828,335
Power Integrations	421,234		27,696,135
			81,150,773
Software & Services - 24.2%
2U	99,476	[b]	3,945,218
ANSYS	59,295	[b]	6,336,857
Black Knight Financial Services, Cl. A	337,088	[a,b]	12,910,470
Booz Allen Hamilton Holdings	606,525		21,464,920
CACI International, Cl. A	97,130	[b]	11,393,349
CommVault Systems	348,617	[b]	17,709,744
CoStar Group	52,967	[a,b]	10,975,822
HubSpot	310,440	[b]	18,797,142
LogMeIn	138,466		13,500,435
Manhattan Associates	119,962	[b]	6,244,022
New Relic	463,323	[b]	17,175,384
Proofpoint	214,311	[a,b]	15,936,166
Science Applications International	185,839		13,826,422
Shopify, Cl. A	329,847	[a,b]	22,459,282
Splunk	159,444	[a,b]	9,931,767
Square, Cl. A	1,281,847	[b]	22,150,316
SS&C Technologies Holdings	425,819	[a]	15,073,993
Twilio, Cl. A	667,168	[a]	19,261,140
			259,092,449
Technology Hardware & Equipment - 4.4%
FLIR Systems	478,142		17,346,992
NETGEAR	309,994	[b]	15,360,203
Trimble	433,358	[b]	13,871,790
			46,578,985
Transportation - 1.0%
J.B. Hunt Transport Services	117,283		10,759,542
Total Common Stocks (cost $875,584,158)			1,050,601,033
Other Investment - 1.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,652,719)	14,652,719	[d]	14,652,719

8

Investment of Cash Collateral for Securities Loaned - 14.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $153,064,690)	153,064,690	[d]	153,064,690
Total Investments (cost $1,043,301,567)	113.9%		1,218,318,442
Liabilities, Less Cash and Receivables	(13.9%)		(148,964,659)
Net Assets	100.0%		1,069,353,783

aSecurity, or portion thereof, on loan. At March 31, 2017, the value of the fund’s securities on loan was $230,474,080 and the value of the collateral held by the fund was $234,883,855, consisting of cash collateral of $153,064,690 and U.S. Government & Agency securities valued at $81,819,165.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.2
Money Market Investments	15.7
Capital Goods	13.4
Pharmaceuticals, Biotechnology & Life Sciences	11.3
Health Care Equipment & Services	9.5
Semiconductors & Semiconductor Equipment	7.6
Energy	4.9
Technology Hardware & Equipment	4.4
Consumer Services	4.2
Retailing	3.2
Materials	3.0
Banks	2.9
Consumer Durables & Apparel	2.0
Real Estate	1.7
Media	1.5
Commercial & Professional Services	1.3
Food, Beverage & Tobacco	1.2
Transportation	1.0
Diversified Financials	.9
113.9

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $230,474,080)—Note 1(b):
Unaffiliated issuers	875,584,158	1,050,601,033
Affiliated issuers	167,717,409	167,717,409
Cash		1,460,222
Receivable for investment securities sold		8,922,075
Dividends and securities lending income receivable		368,411
Receivable for shares of Beneficial Interest subscribed		107,411
Prepaid expenses		214,519
		1,229,391,080
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		702,001
Liability for securities on loan—Note 1(b)		153,064,690
Payable for investment securities purchased		5,017,089
Payable for shares of Beneficial Interest redeemed		1,086,115
Accrued expenses		167,402
		160,037,297
Net Assets ($)		1,069,353,783
Composition of Net Assets ($):
Paid-in capital		847,911,840
Accumulated investment (loss)—net		(921,851)
Accumulated net realized gain (loss) on investments		47,346,919
Accumulated net unrealized appreciation (depreciation) on investments		175,016,875
Net Assets ($)		1,069,353,783

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	209,532,649	36,039,012	465,656,037	358,126,085
Shares Outstanding	11,760,357	2,229,299	25,421,893	19,468,231
Net Asset Value Per Share ($)	17.82	16.17	18.32	18.40

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,057,917
Affiliated issuers	33,159
Income from securities lending—Note 1(b)	394,215
Total Income	4,485,291
Expenses:
Investment advisory fee—Note 3(a)	2,843,640
Shareholder servicing costs—Note 3(c)	724,936
Distribution fees—Note 3(b)	129,886
Registration fees	82,335
Administration fee—Note 3(a)	80,457
Professional fees	31,337
Custodian fees—Note 3(c)	28,224
Trustees’ fees and expenses—Note 3(d)	26,640
Loan commitment fees—Note 2	14,480
Prospectus and shareholders’ reports	11,266
Interest expense—Note 2	286
Miscellaneous	14,927
Total Expenses	3,988,414
Less—reduction in fees due to earnings credits—Note 3(c)	(3,712)
Net Expenses	3,984,702
Investment Income—Net	500,589
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	50,042,668
Net unrealized appreciation (depreciation) on investments	35,888,971
Net Realized and Unrealized Gain (Loss) on Investments	85,931,639
Net Increase in Net Assets Resulting from Operations	86,432,228

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income (loss)—net	500,589	(2,132,511)
Net realized gain (loss) on investments	50,042,668	27,648,284
Net unrealized appreciation (depreciation) on investments	35,888,971	79,181,821
Net Increase (Decrease) in Net Assets Resulting from Operations	86,432,228	104,697,594
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(4,997,899)	(14,162,754)
Class C	(837,455)	(2,369,599)
Class I	(11,207,680)	(32,102,467)
Class Y	(2,582,326)	(6,629,336)
Total Distributions	(19,625,360)	(55,264,156)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	19,426,506	27,869,952
Class C	4,658,032	5,717,983
Class I	74,040,900	90,844,531
Class Y	237,230,697	78,013,436
Distributions reinvested:
Class A	4,713,908	13,597,132
Class C	834,810	2,351,988
Class I	11,079,966	31,581,829
Class Y	2,582,326	6,629,336
Cost of shares redeemed:
Class A	(52,526,492)	(48,373,129)
Class C	(5,393,298)	(10,052,551)
Class I	(164,808,277)	(150,361,398)
Class Y	(15,770,623)	(82,304,295)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	116,068,455	(34,485,186)
Total Increase (Decrease) in Net Assets	182,875,323	14,948,252
Net Assets ($):
Beginning of Period	886,478,460	871,530,208
End of Period	1,069,353,783	886,478,460
Accumulated investment (loss)—net	(921,851)	(1,422,440)

12

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,143,646	1,784,531
Shares issued for distributions reinvested	281,595	861,123
Shares redeemed	(3,051,531)	(3,105,350)
Net Increase (Decrease) in Shares Outstanding	(1,626,290)	(459,696)
Class Ca
Shares sold	302,058	399,641
Shares issued for distributions reinvested	54,849	162,206
Shares redeemed	(349,156)	(700,043)
Net Increase (Decrease) in Shares Outstanding	7,751	(138,196)
Class Ia
Shares sold	4,194,295	5,699,323
Shares issued for distributions reinvested	644,559	1,953,113
Shares redeemed	(9,361,862)	(9,406,753)
Net Increase (Decrease) in Shares Outstanding	(4,523,008)	(1,754,317)
Class Ya
Shares sold	13,339,908	5,017,728
Shares issued for distributions reinvested	149,614	408,966
Shares redeemed	(897,414)	(5,024,552)
Net Increase (Decrease) in Shares Outstanding	12,592,108	402,142

[a]During the period ended March 31, 2017, 217 Class A shares representing $3,514 were exchanged for 212 Class I shares, 1,105 Class C shares representing $17,825 were exchanged for 977 Class I shares and 5,834,952 Class I shares representing $103,337,008 were exchanged for 5,808,713 Class Y shares and during the period ended September 30, 2016, 343 Class A shares representing $5,687 were exchanged for 335 Class I shares and 537,037 Class I shares representing $8,775,190 were exchanged for 535,073 Class Y shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2017		Year Ended September 30,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.66	15.83	17.65	18.76	15.82	12.95
Investment Operations:
Investment (loss)—net[a]	(.00)[b]	(.06)	(.07)	(.09)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	1.54	1.92	.06	1.08	4.20	4.08
Total from Investment Operations	1.54	1.86	(.01)	.99	4.14	4.02
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	17.82	16.66	15.83	17.65	18.76	15.82
Total Return (%)[c]	9.37[d]	12.11	(.42)	5.59	28.73	32.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[e]	1.04	1.03	1.04	1.02	1.08
Ratio of net expenses to average net assets	1.03[e]	1.04	1.03	1.04	1.02	1.08
Ratio of net investment (loss) to average net assets	(.05)[e]	(.41)	(.42)	(.48)	(.34)	(.37)
Portfolio Turnover Rate	43.73[d]	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	209,533	222,978	219,185	225,427	193,470	135,904

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

14

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.20	14.64	16.58	17.87	15.26	12.63
Investment Operations:
Investment (loss)—net[a]	(.06)	(.17)	(.20)	(.22)	(.20)	(.18)
Net realized and unrealized gain (loss) on investments	1.41	1.76	.07	1.03	4.01	3.96
Total from Investment Operations	1.35	1.59	(.13)	.81	3.81	3.78
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	16.17	15.20	14.64	16.58	17.87	15.26
Total Return (%)[b]	8.94[c]	11.28	(1.18)	4.72	27.54	31.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80[d]	1.83	1.81	1.83	1.92	1.97
Ratio of net expenses to average net assets	1.80[d]	1.83	1.81	1.83	1.92	1.97
Ratio of net investment (loss) to average net assets	(.84)[d]	(1.19)	(1.21)	(1.26)	(1.29)	(1.24)
Portfolio Turnover Rate	43.73[c]	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	36,039	33,779	34,554	31,329	6,991	1,893

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2017	Year Ended September 30,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.09	16.18	17.96	19.01	15.98	13.03
Investment Operations:
Investment income (loss)—net[a]	.02	(.03)	(.03)	(.04)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	1.59	1.97	.06	1.09	4.24	4.11
Total from Investment Operations	1.61	1.94	.03	1.05	4.23	4.10
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	18.32	17.09	16.18	17.96	19.01	15.98
Total Return (%)	9.54[b]	12.36	(.17)	5.85	29.03	32.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.79	.79	.80	.75	.78
Ratio of net expenses to average net assets	.76[c]	.79	.79	.80	.75	.78
Ratio of net investment income (loss) to average net assets	.24[c]	(.16)	(.19)	(.24)	(.06)	(.07)
Portfolio Turnover Rate	43.73[b]	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	465,656	511,768	512,830	605,932	605,704	513,947

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2017	Year Ended September 30,
Class Y Shares	(Unaudited)	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	17.15	16.21	17.97	19.01	17.16
Investment Operations:
Investment income (loss)—net[b]	.01	(.00)[c]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	1.62	1.97	.06	1.09	1.86
Total from Investment Operations	1.63	1.97	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	-
Net asset value, end of period	18.40	17.15	16.21	17.97	19.01
Total Return (%)	9.63[d]	12.53	(.05)	5.90	10.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[e]	.68	.68	.72	.72[e]
Ratio of net expenses to average net assets	.67[e]	.68	.68	.72	.72[e]
Ratio of net investment income (loss) to average net assets	.12[e]	(.03)	(.07)	(.15)	(.26)[e]
Portfolio Turnover Rate	43.73[d]	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	358,126	117,953	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

20

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	985,778,949	–	–	985,778,949
Equity Securities - Foreign Common Stocks†	64,822,084	–	–	64,822,084
Registered Investment Companies	167,717,409	–	–	167,717,409

† See Statement of Investments for additional detailed categorizations.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

continuous basis. During the period ended March 31, 2017, The Bank of New York Mellon earned $78,475 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

Affiliated Investment Company	Value 9/30/2016($)	Purchases($)	Sales($)	Value 3/31/2017($)	Net Assets(%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	61,352,680	-	61,352,680	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	21,320,462	317,997,220	324,664,963	14,652,719	1.4
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	411,861,883	258,797,193	153,064,690	14.3
Total	82,673,142	729,859,103	644,814,836	167,717,409	15.7

† During the period ended March 31, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

22

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: long-term capital gains $55,264,156. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2017 was approximately $35,200 with a related weighted average annualized interest rate of 1.63%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $80,457 during the period ended March 31, 2017.

During the period ended March 31, 2017, the Distributor retained $5,984 from commissions earned on sales of the fund’s Class A shares and $1,960 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

24

period ended March 31, 2017, Class C shares were charged $129,886 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2017, Class A and Class C shares were charged $274,651 and $43,295, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $43,921 for transfer agency services and $3,620 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,171.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $28,224

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pursuant to the custody agreement. These fees were partially offset by earnings credit of $541.

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $543,366, administration fees $24,560, Distribution Plan fees $22,913, Shareholder Services Plan fees $52,075, custodian fees $34,546, Chief Compliance Officer fees $5,777 and transfer agency fees $18,764.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2017, amounted to $510,403,557 and $410,401,000, respectively.

At March 31, 2017, accumulated net unrealized appreciation on investments was $175,016,875, consisting of $189,838,587 gross unrealized appreciation and $14,821,712 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which The Boston Company Asset Management LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance (Class A and Class I shares) was above the Performance Group and Performance Universe medians for the various periods, except for the three-year period when the fund’s performance was below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians (lowest management fee in the Performance Group and Performance Universe).

Dreyfus representatives stated that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board

28

also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6921SA0317

Dreyfus/The Boston Company Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by John R. Porter, Todd Wakefield, CFA and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares achieved a total return of 7.27%, and Class Y shares returned 7.26%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 9.11% for the same period.2

Small-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing U.S. fiscal, tax, and regulatory policies. The fund lagged the Index, mainly due to shortfalls in the health care, energy, materials, and consumer discretionary sectors.

As of March 1, 2017, John R. Porter became the lead portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. president. Although the Index declined moderately before the vote in November, the election’s widely unexpected outcome sparked a robust rally that persisted through February. The rally paused in March, however, when investors began to recognize that the new administration’s proposals would take time, political capital, and cooperation from Congress to enact.

In this environment, health care stocks advanced amid expectations of lower corporate tax rates and reduced regulatory burdens. In the technology sector, investors looked forward to higher levels of enterprise spending on productivity-enhancing technologies. Companies in the materials sector responded positively to expectations of greater demand stemming from higher government spending on infrastructure projects. In contrast, the energy stocks in the Index posted double-digit losses stemming from renewed concerns about oil prices over the opening months of 2017.

Small-cap stocks generally produced higher returns than mid- and large-cap stocks over the reporting period. Small-cap growth stocks underperformed their more value-oriented counterparts, on average, but this trend appeared to reverse later in the reporting period.

Security Selections Weighed on Fund Results

Some disappointing security selections in the health care sector dampened the fund’s performance compared to the Index over the reporting period. Most notably, Foamix

3

DISCUSSION OF FUND PERFORMANCE (continued)

Pharmaceuticals lost considerable value after clinical trials of a new acne medication produced mixed results. Biotechnology firm Natera was hurt by weaker-than-expected quarterly earnings and reduced revenue projections. Ear specialist Otonomy struggled due to a soft start for its lead product. Meanwhile, overweighted exposure to the lagging energy sector more than offset the benefits of above-average security selections in the area.

In the materials sector, chemical company Flotek Industries encountered concerns regarding sluggish demand from its energy-related customers, and the timing of the fund’s purchase of construction materials provider Summit Materials proved to be a headwind. Among consumer discretionary companies, online marketplace Etsy lagged sector averages despite robust quarterly earnings when the company announced an increase in capital spending, and the sale of 1-800-Flowers.com from the portfolio caused the fund to miss a subsequent rebound.

The fund achieved better relative results in the information technology sector. E-commerce specialist Shopify and digital marketer HubSpot benefited from the ongoing growth of online retailing and advertising, respectively. Software developer Mimecast participated in positive secular trends surrounding cloud computing and cybersecurity solutions, and data protection specialist Varonis Systems reported strong revenues and earnings. The fund further benefited from underweighted exposure to the industrials sector, where results were also buoyed by successful security selections, such as lead recycler Aqua Metals and equipment rental company Herc Holdings. In the real estate sector, data centers operator DuPont Fabros Technology exhibited positive earnings growth and strong cash flows amid robust customer demand.

Positioned for Economic Growth

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for small companies. Yet, we have remained selective in light of current political uncertainties that could dampen investor sentiment in certain industry groups.

As of the reporting period’s end, we believe our growth-oriented investment process has identified ample opportunities in the information technology, consumer staples, and energy sectors, but relatively few among industrials, financials, materials, and health care stocks.

April 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.
2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017
	Class I	Class Y
Expenses paid per $1,000†	$5.17	$5.17
Ending value (after expenses)	$1,072.70	$1,072.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017
	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2017 (Unaudited)

Common Stocks - 98.8%	Shares		Value ($)
Banks - 3.3%
Columbia Banking System	1,517		59,148
National Bank Holdings, Cl. A	2,830		91,975
TriState Capital Holdings	1,427	[a]	33,320
			184,443
Capital Goods - 10.3%
Beacon Roofing Supply	2,028	[a]	99,696
Curtiss-Wright	491		44,809
Granite Construction	1,094		54,908
Herc Holdings	914	[a]	44,685
KeyW Holding	8,841	[a]	83,459
Mercury Systems	3,789	[a]	147,960
Sun Hydraulics	1,592		57,487
Watsco	330		47,249
			580,253
Commercial & Professional Services - 1.7%
Aqua Metals	1,584	[a]	30,951
WageWorks	875	[a]	63,263
			94,214
Consumer Services - 4.2%
Bright Horizons Family Solutions	405	[a]	29,358
Buffalo Wild Wings	358	[a]	54,685
Planet Fitness, Cl. A	5,208		100,358
Texas Roadhouse	1,124		50,052
			234,453
Diversified Financials - .8%
WisdomTree Investments	5,304		48,160
Energy - 4.4%
Laredo Petroleum	2,862	[a]	41,785
Oil States International	2,130	[a]	70,610
PDC Energy	1,321	[a]	82,364
US Silica Holdings	1,081		51,877
			246,636
Exchange-Traded Funds - 1.3%
iShares Russell 2000 Growth ETF	442		71,454
Food & Staples Retailing - 1.0%
Performance Food Group	2,264	[a]	53,883

6

Common Stocks - 98.8% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 4.3%
Calavo Growers	1,756		106,414
Freshpet	4,827	[a]	53,097
Snyder's-Lance	2,030		81,829
			241,340
Health Care Equipment & Services - 5.0%
Align Technology	708	[a]	81,215
Endologix	5,723	[a]	41,434
NxStage Medical	2,896	[a]	77,700
Spectranetics	1,409	[a]	41,037
WellCare Health Plans	296	[a]	41,502
			282,888
Household & Personal Products - 1.6%
Inter Parfums	2,402		87,793
Materials - 3.8%
Carpenter Technology	1,905		71,057
Headwaters	3,212	[a]	75,418
Summit Materials, Cl. A	2,824	[a]	69,781
			216,256
Media - 1.6%
IMAX	2,633	[a]	89,522
Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
Aerie Pharmaceuticals	646	[a]	29,296
Cambrex	1,350	[a]	74,318
Flexion Therapeutics	3,369	[a]	90,660
Foamix Pharmaceuticals	4,729	[a]	23,409
Galapagos, ADR	644	[a]	55,506
Halozyme Therapeutics	4,738	[a]	61,404
Ligand Pharmaceuticals	913	[a]	96,632
Natera	6,033	[a]	53,513
NeoGenomics	5,842	[a]	46,093
Otonomy	2,621	[a]	32,107
Radius Health	1,553	[a]	60,023
Retrophin	2,369	[a]	43,732
Sage Therapeutics	660	[a]	46,906
			713,599
Real Estate - 4.8%
DuPont Fabros Technology	1,990	[b]	98,684
Monmouth Real Estate Investment	2,004	[b]	28,597
Physicians Realty Trust	2,730	[b]	54,245

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.8% (continued)	Shares		Value ($)
Real Estate - 4.8% (continued)
Potlatch	1,968	[b]	89,938
			271,464
Retailing - 5.9%
Burlington Stores	668	[a]	64,990
Core-Mark Holding	1,345		41,951
Duluth Holdings, Cl. B	1,584	[a]	33,723
Etsy	5,843	[a]	62,111
Monro Muffler Brake	966		50,329
Ollie's Bargain Outlet Holdings	2,321	[a]	77,754
			330,858
Semiconductors & Semiconductor Equipment - 10.3%
Impinj	4,370		132,280
Inphi	2,567	[a]	125,321
MaxLinear	4,020	[a]	112,761
Mellanox Technologies	1,582	[a]	80,603
Power Integrations	2,002		131,631
			582,596
Software & Services - 17.8%
2U	1,120	[a]	44,419
CACI International, Cl. A	584	[a]	68,503
CommVault Systems	1,898	[a]	96,418
HubSpot	1,849	[a]	111,957
LogMeIn	957		93,308
Mimecast	5,210	[a]	116,652
New Relic	2,750	[a]	101,943
Proofpoint	1,287	[a]	95,701
Shopify, Cl. A	1,731	[a]	117,864
Twilio, Cl. A	3,043		87,851
Varonis Systems	2,109	[a]	67,066
			1,001,682
Technology Hardware & Equipment - 4.0%
Airgain	1,596		24,195
Calix	3,951	[a]	28,645
NETGEAR	2,034	[a]	100,785
Novanta	2,803	[a]	74,420
			228,045
Total Common Stocks (cost $4,301,911)			5,559,539

8

Other Investment - 1.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $97,078)	97,078	[c]	97,078
Total Investments (cost $4,398,989)	100.5%		5,656,617
Liabilities, Less Cash and Receivables	(.5%)		(28,429)
Net Assets	100.0%		5,628,188

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aNon-income producing security.
bInvestment in real estate investment trust.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	17.8
Pharmaceuticals, Biotechnology & Life Sciences	12.7
Semiconductors & Semiconductor Equipment	10.3
Capital Goods	10.3
Retailing	5.9
Health Care Equipment & Services	5.0
Real Estate	4.8
Energy	4.4
Food, Beverage & Tobacco	4.3
Consumer Services	4.2
Technology Hardware & Equipment	4.0
Materials	3.8
Banks	3.3
Money Market Investment	1.7
Commercial & Professional Services	1.7
Media	1.6
Household & Personal Products	1.6
Exchange-Traded Funds	1.3
Food & Staples Retailing	1.0
Diversified Financials	.8
100.5

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	4,301,911	5,559,539
Affiliated issuers	97,078	97,078
Receivable for investment securities sold		50,271
Dividends and securities lending income receivable		2,133
Prepaid expenses		16,779
		5,725,800
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		4,586
Payable for investment securities purchased		50,212
Payable for shares of Beneficial Interest redeemed		2,603
Accrued expenses		40,211
		97,612
Net Assets ($)		5,628,188
Composition of Net Assets ($):
Paid-in capital		3,361,505
Accumulated investment (loss)—net		(21,676)
Accumulated net realized gain (loss) on investments		1,030,731
Accumulated net unrealized appreciation (depreciation) on investments		1,257,628
Net Assets ($)		5,628,188

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	5,562,868	65,320
Shares Outstanding	196,237	2,302
Net Asset Value Per Share ($)	28.35	28.38

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	33,333
Affiliated issuers	228
Income from securities lending—Note 1(b)	2,479
Total Income	36,040
Expenses:
Investment advisory fee—Note 3(a)	24,615
Professional fees	24,855
Registration fees	18,065
Prospectus and shareholders’ reports	7,429
Custodian fees—Note 3(b)	6,104
Shareholder servicing costs—Note 3(b)	4,492
Administration fee—Note 3(a)	1,846
Trustees’ fees and expenses—Note 3(c)	174
Loan commitment fees—Note 2	99
Miscellaneous	10,360
Total Expenses	98,039
Less—reduction in expenses due to undertaking—Note 3(a)	(67,123)
Less—reduction in fees due to earnings credits—Note 3(b)	(49)
Net Expenses	30,867
Investment Income—Net	5,173
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	659,724
Net unrealized appreciation (depreciation) on investments	(289,843)
Net Realized and Unrealized Gain (Loss) on Investments	369,881
Net Increase in Net Assets Resulting from Operations	375,054

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income (loss)—net	5,173	(33,140)
Net realized gain (loss) on investments	659,724	1,528,637
Net unrealized appreciation (depreciation) on investments	(289,843)	(244,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	375,054	1,251,345
Distributions to Shareholders from ($):
Net realized gain on investments:
Class I	(932,650)	(4,752,698)
Class Y	(9,494)	(20,348)
Total Distributions	(942,144)	(4,773,046)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	2,147,509	1,052,187
Distributions reinvested:
Class I	867,499	2,738,666
Cost of shares redeemed:
Class I	(3,330,282)	(16,873,095)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(315,274)	(13,082,242)
Total Increase (Decrease) in Net Assets	(882,364)	(16,603,943)
Net Assets ($):
Beginning of Period	6,510,552	23,114,495
End of Period	5,628,188	6,510,552
Accumulated investment (loss)—net	(21,676)	(26,849)
Capital Share Transactions (Shares):
Class I
Shares sold	69,819	36,897
Shares issued for distributions reinvested	30,960	99,155
Shares redeemed	(116,974)	(578,694)
Net Increase (Decrease) in Shares Outstanding	(16,195)	(442,642)

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2017	Year Ended September 30,
(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	30.32	35.16	52.76	70.83	60.57	47.21
Investment Operations:
Investment income (loss)—net[a]	.02	(.08)	(.17)	(.30)	(.13)	(.16)
Net realized and unrealized gain (loss) on investments	2.13	4.08	3.48	1.98	16.26	14.57
Total from Investment Operations	2.15	4.00	3.31	1.68	16.13	14.41
Distributions:
Dividends from net realized gain on investments	(4.12)	(8.84)	(20.91)	(19.75)	(5.87)	(1.05)
Net asset value, end of period	28.35	30.32	35.16	52.76	70.83	60.57
Total Return (%)	7.27[b]	13.83	6.50	1.46	30.20	30.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.19[c]	2.06	1.40	1.15	1.04	1.02
Ratio of net expenses to average net assets	1.00[c]	.98	.95	.95	.98	.96
Ratio of net investment income (loss) to average net assets	.17[c]	(.26)	(.41)	(.52)	(.22)	(.29)
Portfolio Turnover Rate	68.58[b]	197.34	169.20	138.15	121.73	154.49
Net Assets, end of period ($ x 1,000)	5,563	6,441	23,034	46,290	101,043	133,692

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	March 31, 2017	Year Ended September 30,
(Unaudited)		2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	30.35	35.18	52.76	70.83	64.04
Investment Operations:
Investment income (loss)—net[b]	.03	(.07)	(.15)	(.19)	(.10)
Net realized and unrealized gain (loss) on investments	2.12	4.08	3.48	1.87	6.89
Total from Investment Operations	2.15	4.01	3.33	1.68	6.79
Distributions:
Dividends from net realized gain on investments	(4.12)	(8.84)	(20.91)	(19.75)	—
Net asset value, end of period	28.38	30.35	35.18	52.76	70.83
Total Return (%)	7.26[c]	13.85	6.56	1.48	10.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.14[d]	2.17	1.40	1.11	1.07[d]
Ratio of net expenses to average net assets	1.00[d]	.97	.90	.95	.95[d]
Ratio of net investment income (loss) to average net assets	.22[d]	(.23)	(.35)	(.38)	(.57)[d]
Portfolio Turnover Rate	68.58[c]	197.34	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	65	70	81	156	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

16

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	5,085,132	-	-	5,085,132
Equity Securities—Foreign Common Stocks†	402,953	-	-	402,953
Exchange-Traded Funds	71,454	-	-	71,454
Registered Investment Company	97,078	-	-	97,078

† See Statement of Investments for additional detailed categorizations.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2017, The Bank of

18

New York Mellon earned $516 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

Affiliated Investment Company	Value 9/30/2016 ($)	Purchases ($)	Sales ($)	Value 3/31/2017 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	523,447	145,604	669,051	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	50,743	3,212,815	3,166,480	97,078	1.7
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	5,624,271	5,624,271	-	-
Total	574,190	8,982,690	9,459,802	97,078	1.7

† During the period ended March 31, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: ordinary income $750,272 and long-term capital gains $4,022,774. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2016 through February 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that none of the classes (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $67,123 during the period ended March 31, 2017.

20

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $1,846 during the period ended March 31, 2017.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $1,965 for transfer agency services and $58 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $49.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $6,104 pursuant to the custody agreement.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $3,821, administration fees $287, custodian fees $7,818, Chief Compliance Officer fees $5,777 and transfer agency fees $734, which are offset against an expense reimbursement currently in effect in the amount of $13,851.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2017, amounted to $4,174,931 and $5,509,412, respectively.

At March 31, 2017, accumulated net unrealized appreciation on investments was $1,257,628, consisting of $1,379,233 gross unrealized appreciation and $121,605 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was below the Performance Universe median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2018, so that the direct annual fund operating expenses for Class I and Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed

24

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6941SA0317

Dreyfus/The Boston Company Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

April 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus/The Boston Company Small Cap Value Fund’s Class A shares achieved a total return of 14.07%, Class C shares returned 13.59%, Class I shares returned 14.24%, and Class Y shares returned 14.19%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of 13.93% for the same period.2

Small-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing U.S. fiscal, tax, and regulatory policies. The fund’s relative performance as compared to the Index was mainly due to favorable results in the real estate, utilities, health care, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. president. Although the Index declined moderately before the vote in November, the election’s widely unexpected outcome sparked a robust rally that persisted through February. The rally paused in March, however, when investors began to recognize that the new administration’s proposals would take time, political capital, and cooperation from Congress to enact.

Investors also generally responded positively to good economic news, including continued robust job growth and higher levels of consumer and business confidence.

In this environment, small-cap stocks generally produced higher returns than mid- and large-cap stocks. Small-cap value stocks outperformed their more growth-oriented counterparts, on average, but this trend appeared to moderate later in the reporting period.

Security Selections Bolstered Fund Results

The fund’s relative results were buoyed by underweighted exposure to some of the Index’s weaker market segments, including the utilities and real estate sectors, which were hurt by rising interest rates and investors’ preference for riskier stocks over their traditionally defensive counterparts. Our security selection strategy proved particularly effective in the health care sector, where medical emergency transport services company Air Methods received an acquisition offer at a substantial premium to its stock price at the time. In addition, home and hospice care provider Amedisys and life sciences company Cambrex reported better-than-expected quarterly results and provided solid future earnings guidance to securities analysts.

Among consumer discretionary companies, media company E.W. Scripps advanced amid expectations of reduced regulatory pressures, apparel retailer The Children’s Place achieved improved inventory

3

DISCUSSION OF FUND PERFORMANCE (continued)

management and higher profit margins, and consumer robots producer iRobot and automotive components maker Gentherm announced strong financial results. In other areas, banking institution Webster Financial climbed in expectation of greater adoption of health savings accounts under the new presidential administration, and employment services company Korn/Ferry International benefited from strong results across its various business units.

Disappointments during the reporting period included the information technology sector, where photovoltaic semiconductor producer First Solar was hurt by weak bookings and concerns regarding a major restructuring plan. Meanwhile, a short report was released questioning digital printer Electronics for Imaging’s accounting practices, and supercomputer manufacturer Cray announced weaker-than-expected financial results. In the energy sector, oil-and-gas producer Callon Petroleum fell short of earnings and production targets, energy transport provider SemGroup issued EBITDA guidance that was below consensus estimates, seismic equipment specialist Geospace Technologies encountered a decline in exploration spending, and energy services company Oil States International reduced its forecast for offshore production activity.

Positioned for Economic Growth

Looking forward, investors continue to focus on the potential impacts of policy changes in Washington, increasing geopolitical pressures and the future actions of the Federal Reserve. While volatility measures have been tepid to start the year, markets could be thrown off balance until visibility improves on a number of these issues. Within this environment, the investment team remains focused on the strategy’s disciplined, research-driven investment approach and driving returns with strong stock selection.

The team is finding the most compelling combinations of fundamentals, valuation and catalysts for change within information technology, consumer discretionary and health care; the strategy has overweight positions versus the Index within these sectors. Conversely, we remain underweight within the banks and insurance segments, where we are finding fewer opportunities meeting our investment criteria.

April 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.
2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from October 1, 2016 to March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.04	$11.88	$5.50	$5.34
Ending value (after expenses)	$1,140.70	$1,135.90	$1,142.40	$1,141.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.64	$11.20	$5.19	$5.04
Ending value (after expenses)	$1,018.35	$1,013.81	$1,019.80	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.23% for Class C, 1.03% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2017 (Unaudited)

Common Stocks - 98.6%	Shares		Value ($)
Automobiles & Components - 1.0%
Gentherm	55,830	[a]	2,191,327
Banks - 17.0%
Associated Banc-Corp	101,489		2,476,332
Banner	30,990		1,724,284
Brookline Bancorp	86,810		1,358,576
Bryn Mawr Bank	25,519		1,008,000
Capital Bank Financial, Cl. A	26,158		1,135,257
Central Pacific Financial	48,973		1,495,635
CoBiz Financial	45,955		772,044
CVB Financial	59,538		1,315,194
FCB Financial Holdings, Cl. A	29,282	[a]	1,450,923
First Horizon National	118,539	[b]	2,192,971
First Midwest Bancorp	75,797		1,794,873
Fulton Financial	114,481		2,043,486
Hancock Holding	66,749		3,040,417
IBERIABANK	5,690		450,079
Old National Bancorp	74,739		1,296,722
Seacoast Banking Corporation of Florida	49,971	[a]	1,198,305
South State	12,032		1,075,059
Synovus Financial	49,556		2,032,787
UMB Financial	30,538		2,299,817
Umpqua Holdings	144,225		2,558,551
United Community Banks	76,035		2,105,409
Webster Financial	87,927	[b]	4,399,867
			39,224,588
Capital Goods - 9.4%
Aerojet Rocketdyne Holdings	15,732	[a]	341,384
Aerovironment	53,269	[a]	1,493,130
Apogee Enterprises	14,097	[b]	840,322
Astec Industries	20,261		1,245,950
Atkore International Group	32,242		847,320
Chart Industries	40,796	[a]	1,425,412
Comfort Systems USA	32,086		1,175,952
EMCOR Group	30,643		1,928,977
EnerSys	26,649		2,103,672
Granite Construction	38,572	[b]	1,935,929
Kennametal	53,939	[b]	2,116,027

6

Common Stocks - 98.6% (continued)	Shares		Value ($)
Capital Goods - 9.4% (continued)
Lindsay	24,990	[b]	2,202,119
Teledyne Technologies	8,928	[a]	1,129,035
Trinity Industries	54,380		1,443,789
Valmont Industries	9,727		1,512,548
			21,741,566
Commercial & Professional Services - 2.5%
Interface	72,387		1,378,972
Knoll	34,310		816,921
Korn/Ferry International	59,672		1,879,071
LSC Communications	53,360		1,342,538
McGrath RentCorp	12,609		423,284
			5,840,786
Consumer Durables & Apparel - 4.0%
Cavco Industries	9,596	[a]	1,116,974
Deckers Outdoor	31,828	[a,b]	1,901,086
Ethan Allen Interiors	35,302		1,082,006
Kate Spade & Company	88,772	[a]	2,062,174
Oxford Industries	20,925	[b]	1,198,165
Vera Bradley	63,607	[a]	592,181
William Lyon Homes, Cl. A	66,931	[a,b]	1,380,117
			9,332,703
Consumer Services - 1.8%
Belmond, Cl. A	134,779	[a]	1,630,826
Cheesecake Factory	41,411		2,623,801
			4,254,627
Diversified Financials - 1.3%
Cohen & Steers	40,005		1,599,000
Morningstar	18,742		1,473,121
			3,072,121
Energy - 6.8%
Callon Petroleum	117,726	[a]	1,549,274
Dril-Quip	19,123	[a,b]	1,043,160
Geospace Technologies	41,232	[a]	669,195
Natural Gas Services Group	33,081	[a]	861,760
Newpark Resources	71,615	[a]	580,082
Oasis Petroleum	130,466	[a]	1,860,445
Oceaneering International	42,220		1,143,318
Oil States International	28,050	[a]	929,858
PDC Energy	26,413	[a]	1,646,851

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.6% (continued)	Shares		Value ($)
Energy - 6.8% (continued)
RPC	108,628	[b]	1,988,979
SemGroup, Cl. A	51,587	[b]	1,857,132
SRC Energy	174,307	[a,b]	1,471,151
			15,601,205
Exchange-Traded Funds - .3%
iShares Russell 2000 Value ETF	4,831	[b]	570,831
Food & Staples Retailing - 2.9%
Sprouts Farmers Market	94,431	[a,b]	2,183,245
United Natural Foods	105,797	[a]	4,573,604
			6,756,849
Food, Beverage & Tobacco - 2.0%
Boston Beer, Cl. A	18,544	[a,b]	2,682,390
Hain Celestial Group	50,003	[a]	1,860,112
			4,542,502
Health Care Equipment & Services - 5.6%
Allscripts Healthcare Solutions	145,174	[a]	1,840,806
Amedisys	29,810	[a]	1,522,993
AMN Healthcare Services	42,088	[a]	1,708,773
Analogic	14,149		1,073,909
Globus Medical, Cl. A	85,409	[a,b]	2,529,815
Natus Medical	24,632	[a,b]	966,806
Omnicell	52,578	[a]	2,137,296
Tivity Health	42,679	[a,b]	1,241,959
			13,022,357
Insurance - 1.0%
Safety Insurance Group	12,325		863,983
Selective Insurance Group	30,662	[b]	1,445,713
			2,309,696
Materials - 3.3%
Calgon Carbon	59,179		864,013
Carpenter Technology	41,821		1,559,923
Commercial Metals	78,936		1,510,046
Haynes International	18,405		701,599
Louisiana-Pacific	96,696	[a]	2,399,995
Stillwater Mining	38,876	[a]	671,389
			7,706,965
Media - 2.6%
E.W. Scripps, Cl. A	120,586	[a]	2,826,536
New York Times, Cl. A	134,144	[b]	1,931,674

8

Common Stocks - 98.6% (continued)	Shares		Value ($)
Media - 2.6% (continued)
Scholastic	31,745		1,351,385
			6,109,595
Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
Cambrex	53,893	[a]	2,966,810
Supernus Pharmaceuticals	63,632	[a]	1,991,682
			4,958,492
Real Estate - 8.1%
Agree Realty	24,735	[b,c]	1,186,291
American Assets Trust	11,804	[c]	493,879
CareTrust	86,008	[c]	1,446,655
CBL & Associates Properties	47,944	[c]	457,386
CyrusOne	37,912	[b,c]	1,951,331
Healthcare Trust of America, Cl. A	31,822	[b,c]	1,001,120
LaSalle Hotel Properties	49,597	[b,c]	1,435,833
Outfront Media	36,344	[c]	964,933
Parkway	65,514	[c]	1,303,073
Pebblebrook Hotel Trust	80,511	[b,c]	2,351,726
Potlatch	24,981	[c]	1,141,632
Retail Opportunity Investments	31,031	[b,c]	652,582
STAG Industrial	68,927	[c]	1,724,554
STORE Capital	33,221	[c]	793,317
Tanger Factory Outlet Centers	32,062	[c]	1,050,672
Washington Prime Group	80,362	[c]	698,346
			18,653,330
Retailing - 4.2%
Dillard's, Cl. A	31,275	[b]	1,633,806
Express	113,013	[a]	1,029,548
RH	56,034	[a,b]	2,592,133
Shutterfly	23,902	[a]	1,154,228
The Children's Place	15,167	[b]	1,820,798
Urban Outfitters	61,931	[a]	1,471,481
			9,701,994
Semiconductors & Semiconductor Equipment - 3.6%
Brooks Automation	69,034		1,546,362
Cirrus Logic	31,000	[a,b]	1,881,390
First Solar	15,131	[a,b]	410,050
Integrated Device Technology	53,799	[a]	1,273,422
Nanometrics	26,768	[a]	815,353
Photronics	109,377	[a]	1,170,334

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.6% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.6% (continued)
Semtech	33,255	[a]	1,124,019
			8,220,930
Software & Services - 6.4%
Acxiom	64,947	[a]	1,849,041
CSG Systems International	35,347		1,336,470
DST Systems	20,958		2,567,355
MicroStrategy, Cl. A	8,844	[a]	1,660,903
Qualys	34,705	[a]	1,315,319
Teradata	60,070	[a]	1,869,378
Verint Systems	53,692	[a]	2,328,890
WebMD Health	33,057	[a]	1,741,443
			14,668,799
Technology Hardware & Equipment - 6.0%
CalAmp	60,735	[a,b]	1,019,741
Ciena	57,642	[a]	1,360,928
Cray	64,747	[a]	1,417,959
Electronics For Imaging	31,901	[a]	1,557,726
FARO Technologies	23,200	[a]	829,400
Methode Electronics	15,428		703,517
NETGEAR	21,210	[a]	1,050,955
NetScout Systems	59,994	[a]	2,276,772
Plantronics	23,836		1,289,766
Tech Data	18,453	[a]	1,732,737
Vishay Intertechnology	35,998	[b]	592,167
			13,831,668
Transportation - 2.0%
Kirby	27,051	[a,b]	1,908,448
Knight Transportation	47,047		1,474,923
Marten Transport	55,767		1,307,736
			4,691,107
Utilities - 4.6%
American States Water	25,317		1,121,543
Chesapeake Utilities	26,109		1,806,743
Hawaiian Electric Industries	55,362	[b]	1,844,108
Portland General Electric	35,642		1,583,218
Vectren	27,327		1,601,635
WGL Holdings	31,301		2,583,272
			10,540,519
Total Common Stocks (cost $181,803,563)			227,544,557

10

Other Investment - 1.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,516,044)	2,516,044	[d]	2,516,044
Investment of Cash Collateral for Securities Loaned - 9.0%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $20,914,956)	20,914,956	[d]	20,914,956
Total Investments (cost $205,234,563)	108.7%		250,975,557
Liabilities, Less Cash and Receivables	(8.7%)		(20,119,154)
Net Assets	100.0%		230,856,403

ETF—Exchange-Traded Fund
aNon-income producing security.
bSecurity, or portion thereof, on loan. At March 31, 2017, the value of the fund’s securities on loan was $44,945,291 and the value of the collateral held by the fund was $46,586,264, consisting of cash collateral of $20,914,956 and U.S. Government & Agency securities valued at $25,671,308.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	17.0
Money Market Investments	10.1
Capital Goods	9.4
Real Estate	8.1
Energy	6.8
Software & Services	6.4
Technology Hardware & Equipment	6.0
Health Care Equipment & Services	5.6
Utilities	4.6
Retailing	4.2
Consumer Durables & Apparel	4.0
Semiconductors & Semiconductor Equipment	3.6
Materials	3.3
Food & Staples Retailing	2.9
Media	2.6
Commercial & Professional Services	2.5
Pharmaceuticals, Biotechnology & Life Sciences	2.2
Transportation	2.0
Food, Beverage & Tobacco	2.0
Consumer Services	1.8
Diversified Financials	1.3
Insurance	1.0
Automobiles & Components	1.0
Exchange-Traded Funds	.3
108.7

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,945,291)—Note 1(b):
Unaffiliated issuers	181,803,563	227,544,557
Affiliated issuers	23,431,000	23,431,000
Cash		96,487
Receivable for investment securities sold		3,671,076
Dividends and securities lending income receivable		273,993
Prepaid expenses		38,784
		255,055,897
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		191,169
Liability for securities on loan—Note 1(b)		20,914,956
Payable for investment securities purchased		3,037,761
Payable for shares of Beneficial Interest redeemed		6,894
Accrued expenses		48,714
		24,199,494
Net Assets ($)		230,856,403
Composition of Net Assets ($):
Paid-in capital		171,779,792
Accumulated undistributed investment income—net		736,334
Accumulated net realized gain (loss) on investments		12,599,283
Accumulated net unrealized appreciation (depreciation) on investments		45,740,994
Net Assets ($)		230,856,403

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	117,779	50,288	223,496,658	7,191,678
Shares Outstanding	4,821	2,068	9,132,706	294,140
Net Asset Value Per Share ($)	24.43	24.32	24.47	24.45

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,933,275
Affiliated issuers	7,868
Income from securities lending—Note 1(b)	69,283
Total Income	2,010,426
Expenses:
Investment advisory fee—Note 3(a)	881,077
Administration fee—Note 3(a)	66,081
Shareholder servicing costs—Note 3(c)	49,894
Professional fees	42,964
Registration fees	42,881
Custodian fees—Note 3(c)	18,288
Prospectus and shareholders’ reports	9,334
Trustees’ fees and expenses—Note 3(d)	7,639
Loan commitment fees—Note 2	3,503
Interest expense—Note 2	530
Distribution fees—Note 3(b)	120
Miscellaneous	12,409
Total Expenses	1,134,720
Less—reduction in fees due to earnings credits—Note 3(c)	(87)
Net Expenses	1,134,633
Investment Income—Net	875,793
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,293,394
Net unrealized appreciation (depreciation) on investments	9,351,457
Net Realized and Unrealized Gain (Loss) on Investments	27,644,851
Net Increase in Net Assets Resulting from Operations	28,520,644

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[a]
Operations ($):
Investment income—net	875,793	1,368,152
Net realized gain (loss) on investments	18,293,394	16,248,204
Net unrealized appreciation (depreciation) on investments	9,351,457	13,645,153
Net Increase (Decrease) in Net Assets Resulting from Operations	28,520,644	31,261,509
Distributions to Shareholders from ($):
Investment income—net:
Class A	(68)	-
Class C	(86)	-
Class I	(910,192)	(1,900,456)
Class Y	(49)	-
Net realized gain on investments:
Class A	(1,374)	-
Class C	(2,600)	-
Class I	(16,890,205)	(20,323,088)
Class Y	(840)	-
Total Distributions	(17,805,414)	(22,223,544)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	105,479	10,000
Class C	38,301	10,000
Class I	22,148,320	21,354,015
Class Y	7,060,569	10,000
Distributions reinvested:
Class A	561	-
Class C	1,818	-
Class I	17,276,112	21,820,149
Cost of shares redeemed:
Class I	(31,859,432)	(101,891,572)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	14,771,728	(58,687,408)
Total Increase (Decrease) in Net Assets	25,486,958	(49,649,443)
Net Assets ($):
Beginning of Period	205,369,445	255,018,888
End of Period	230,856,403	205,369,445
Undistributed investment income—net	736,334	770,936

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[a]
Capital Share Transactions (Shares):
Class A
Shares sold	4,359	439.17
Shares issued for distributions reinvested	23	-
Net Increase (Decrease) in Shares Outstanding	4,382	439.17
Class C
Shares sold	1,554	439.17
Shares issued for distributions reinvested	75	-
Net Increase (Decrease) in Shares Outstanding	1,629	439.17
Class I
Shares sold	906,108	998,157
Shares issued for distributions reinvested	712,417	1,055,644
Shares redeemed	(1,334,767)	(4,821,491)
Net Increase (Decrease) in Shares Outstanding	283,758	(2,767,690)
Class Y
Shares sold	293,701	439.17

[a]Effective August 1, 2016, the fund commenced offering Class A, Class C and Class Y shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.19	22.77
Investment Operations:
Investment income—net[b]	.03	.02
Net realized and unrealized gain (loss) on investments	3.21	.40
Total from Investment Operations	3.24	.42
Distributions:
Dividends from investment income—net	(.09)	-
Dividends from net realized gain on investments	(1.91)	-
Total Distributions	(2.00)	-
Net asset value, end of period	24.43	23.19
Total Return (%)[c,d]	14.07	1.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.32	1.37
Ratio of net expenses to average net assets[e]	1.32	1.37
Ratio of net investment income to average net assets[e]	.26	.46
Portfolio Turnover Rate[c]	41.39	78.56
Net Assets, end of period ($ x 1,000)	118	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Exclusive of sales charge.
e Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.07)	(.01)
Net realized and unrealized gain (loss) on investments	3.20	.40
Total from Investment Operations	3.13	.39
Distributions:
Dividends from investment income—net	(.06)	-
Dividends from net realized gain on investments	(1.91)	-
Total Distributions	(1.97)	-
Net asset value, end of period	24.32	23.16
Total Return (%)[c,d]	13.59	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.23	2.13
Ratio of net expenses to average net assets[e]	2.23	2.13
Ratio of net investment (loss) to average net assets[e]	(.59)	(.30)
Portfolio Turnover Rate[c]	41.39	78.56
Net Assets, end of period ($ x 1,000)	50	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Exclusive of sales charge.
e Annualized.

See notes to financial statements.

18

Six Months Ended March 31, 2017		Year Ended September 30,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.20	21.95	28.21	32.76	25.65	18.81
Investment Operations:
Investment income—net[a]	.10	.14	.15	.11	.26	.14
Net realized and unrealized gain (loss) on investments	3.18	3.11	(.51)	1.15	7.29	6.79
Total from Investment Operations	3.28	3.25	(.36)	1.26	7.55	6.93
Distributions:
Dividends from investment income—net	(.10)	(.17)	(.13)	(.09)	(.22)	(.09)
Dividends from net realized gain on investments	(1.91)	(1.83)	(5.77)	(5.72)	(.22)	-
Total Distributions	(2.01)	(2.00)	(5.90)	(5.81)	(.44)	(.09)
Net asset value, end of period	24.47	23.20	21.95	28.21	32.76	25.65
Total Return (%)	14.24[b]	15.91	(2.05)	3.62	29.92	36.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.00	.97	.96	.99	.98
Ratio of net expenses to average net assets	1.03[c]	1.00	.97	.96	.99	.98
Ratio of net investment income to average net assets	.80[c]	.63	.62	.37	.90	.59
Portfolio Turnover Rate	41.39[b]	78.56	76.23	68.43	76.63	88.54
Net Assets, end of period ($ x 1,000)	223,497	205,339	255,019	318,376	385,746	457,180

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.20	22.77
Investment Operations:
Investment income—net[b]	.03	.03
Net realized and unrealized gain (loss) on investments	3.24	.40
Total from Investment Operations	3.27	.43
Distributions:
Dividends from investment income—net	(.11)	-
Dividends from net realized gain on investments	(1.91)	-
Total Distributions	(2.02)	-
Net asset value, end of period	24.45	23.20
Total Return (%)[c]	14.19	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.00	1.12
Ratio of net expenses to average net assets[d]	1.00	1.12
Ratio of net investment income to average net assets[d]	.29	.72
Portfolio Turnover Rate[c]	41.39	78.56
Net Assets, end of period ($ x 1,000)	7,192	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 439 Class A and Class C shares of the fund.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities-Domestic Common Stocks†	225,342,900	-	-	225,342,900
Equity Securities-Foreign Common Stocks†	1,630,826	-	-	1,630,826
Exchange-Traded Funds	570,831	-	-	570,831
Registered Investment Companies	23,431,000	-	-	23,431,000

† See Statement of Investments for additional detailed categorizations.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

24

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2017, The Bank of New York Mellon earned $14,282 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

Affiliated Investment Company	Value 9/30/2016($)	Purchases($)	Sales($)	Value 3/31/2017($)	Net Assets(%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	14,807,111	-	14,807,111	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,846,520	43,561,348	43,891,824	2,516,044	1.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	91,559,934	70,644,978	20,914,956	9.0
Total	17,653,631	135,121,282	129,343,913	23,431,000	10.1

† During the period ended March 31, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: ordinary income $1,900,456 and long-term capital gains $20,323,088. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2017 was approximately $70,900 with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from March 23, 2017 through February 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. On or after February 1, 2018, Dreyfus may

26

terminate this expense limitation at any time. During the period ended March 31, 2017, there was no expense reimbursement, pursuant to the undertaking.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $66,081 during the period ended March 31, 2017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2017, Class C shares were charged $120 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2017, Class A and Class C shares were charged $86 and $40, respectively, pursuant to the Shareholder Services Plan.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2017, the fund was charged $1,329 for transfer agency services and $61 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $56.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2017, the fund was charged $18,288 pursuant to the custody agreement. These fees were partially offset by earnings credit of $31.

During the period ended March 31, 2017, the fund was charged $5,777 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $154,883, administration fees $11,616, Distribution Plan fees $32, Shareholder Services Plan fees $35, custodian fees $17,999, Chief Compliance Officer fees $5,777 and transfer agency fees $827.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2017, amounted to $89,950,011 and $94,500,354, respectively.

At March 31, 2017, accumulated net unrealized appreciation on investments was $45,740,994, consisting of $50,258,492 gross unrealized appreciation and $4,517,498 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

30

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was variously above the Performance Group and Performance Universe medians for the one year and two year periods and below the medians for the three, four, five and ten year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group median and the Expense Universe median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund[and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. In addition, Dreyfus representatives noted that the fund had been generally closed to new investors since August 31, 2006. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

32

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

33

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6944SA0317

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    May 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)